UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 15

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2018

Date of reporting period:	8/31/2018

Item 1 – Reports to Stockholders

PGIM SHORT DURATION HIGH YIELD INCOME FUND

(Formerly known as Prudential Short Duration High Yield Income Fund)

ANNUAL REPORT

AUGUST 31, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To provide a high level of current income

Highlights (unaudited)

•

The Fund benefited from very strong security selection, which accounted for all of the outperformance over the period, mostly driven by positioning in the technology, electric utility, and cable & satellite sectors.

•	From an industry-selection standpoint, the Fund benefited from being overweight electric utilities. An underweight to metals & mining also added value.

•

Overall industry allocation was negative. An underweight to upstream energy, the best-performing industry, was the primary detractor from returns. An overweight to retailers & restaurants also hurt performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such

PGIM Short Duration High Yield Income Fund	3

Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the

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financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Short Duration High Yield Income Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration High Yield Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration High Yield Income Fund

October 15, 2018

*The Prudential Day One Funds did not change their names.

PGIM Short Duration High Yield Income Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	0.36	3.37	3.31 (10/26/12)
Class C	1.97	3.28	3.11 (10/26/12)
Class Z	4.11	4.34	4.18 (10/26/12)
Class R6*	4.15	N/A	4.33 (10/27/14)
Bloomberg Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index	3.83	4.28	4.60 (10/31/12)
Lipper High Yield Funds Average	2.60	4.39	4.59 (10/31/12)

	Average Annual Total Returns as of 8/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	3.73	4.05	3.89 (10/26/12)
Class C	2.95	3.28	3.11 (10/26/12)
Class Z	4.11	4.34	4.18 (10/26/12)
Class R6*	4.15	N/A	4.33 (10/27/14)
Bloomberg Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index	3.83	4.28	4.60 (10/31/12)
Lipper High Yield Funds Average	2.60	4.39	4.59 (10/31/12)

Source: PGIM Investments LLC, Lipper Inc., and Bloomberg Barclays

*Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US High Yield Ba/B Rated 1-5 Year 1% Capped Index by portraying the initial account values at the beginning of the period (October 26, 2012) and the account values at the end of the current fiscal year (August 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short Duration High Yield Income Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index—The Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index (the Index) represents the performance of US short duration, higher-rated high yield bonds. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares is 4.60% and 3.87% for Class R6 shares.

Lipper High Yield Funds Average—The Lipper High Yield Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Funds universe for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares is 4.59% and 3.65% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Credit Quality expressed as a percentage of total investments as of 8/31/18 (%)
BBB	3.0
BB	43.7
B	42.6
CCC	6.6
Not Rated	1.3
Cash/Cash Equivalents	2.8
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distributions and Yields as of 8/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.49	4.53	4.55
Class C	0.42	3.94	3.93
Class Z	0.51	4.94	4.92
Class R6***	0.51	4.98	4.98

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***Formerly known as Class Q shares.

PGIM Short Duration High Yield Income Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short Duration High Yield Income Fund’s Class Z shares returned 4.11% during the 12-month reporting period that ended August 31, 2018, outperforming the 3.83% return of the Bloomberg Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index (the Index) and outperforming the 2.60% return of the Lipper High Yield Funds Average.

What were market conditions?

•

2017 was not expected to be a good year for bonds. There was so much for the bond market to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began their respective stylized tapering. The US had its Republican sweep, bringing with it expectations for pro-cyclical fiscal stimuli and upside risks for Federal Reserve (Fed) rate hikes. All said, this confluence of events was expected to finally torpedo the decades-old bond bull market.

•

While European political fears turned out to be a bit overblown, all of the other fears were more or less grounded. The ECB and BoJ continued to reduce their purchases, fiscal stimulus in the US was on the way, and the world’s economy generally continued to improve. But thanks to positive yield curves lending a little yield and roll-down advantage relative to cash, coupled with a little more spread tightening (i.e., narrower spreads between yields on US Treasuries versus other types of bonds with comparable maturities), 2017 confounded many of the initial expectations and turned out to be yet another solid year for fixed income. Broad benchmarks generally outperformed cash and, as many expected, the higher-yielding sectors turned in particularly impressive performances.

•

The markets struggled at the end of the period as the fears on the trade and political fronts that emerged early in 2018 were realized in the second quarter of 2018 to varying degrees, while the long shadow of quantitative tightening continued to stretch across the markets. The trade conflicts started getting uneasy at the G20 but then became real as US barbs were met with tit-for-tat measures, which PGIM Fixed Income believes are at risk of intensifying during the rest of 2018 and beyond. (The G20, or Group of Twenty, is an international forum for governments representing 19 of the world’s largest economies and the European Union.) The results from the elections in Italy in the first quarter of 2018 transformed into a market nightmare in the second quarter as renegade parties entered a coalition with a platform that appeared to jeopardize Italy’s finances and its relationship with Europe. Meanwhile, emerging market developments, including elections in Turkey and Mexico, raised concerns about the potential rise in policy heterodoxy. Over the first half of 2018, these concerns fueled a continued widening of spreads from the tight spreads in the first quarter, which may have gotten a bit ahead of fundamentals.

•

The US high yield market held up reasonably well over the period as other fixed income categories retreated and experienced a bout of volatility. Strong earnings growth, minimal defaults, and a relatively light new issue calendar within an improving US economy

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supported the high yield asset class. Despite lower valuations on average across the high yield universe, spreads ground tighter, closing the period near post-crisis lows. Over the period, the short-duration, higher-quality portion of the high yield market, as measured by the Index, returned 3.83%, outperforming the broader high yield market, as measured by the Bloomberg Barclays US High Yield 1% Issuer Capped Index, by 42 basis points (bps). (A basis point equals 0.01%.) The yield to worst of the Index ended at 5.21%, 102 bps tighter for the period. (The yield to worst is the lowest potential yield that can be received on a portfolio of bonds without the issuers defaulting.)

•

The Moody’s 12-month US speculative-grade default rate ended the period at 3.4%, down from 3.5% one year earlier. While defaults were largely muted over the last four months of the period, most of the defaults in 2018 have occurred in energy, retail, and consumer products. PGIM Fixed Income believes stress for companies in retail will likely continue throughout the remainder of 2018. Moody’s expects defaults to be mild in the US over the next 12 months and forecasts the default rate will be 2.6% by the end of the year.

What worked?

•

The Fund benefited from very strong security selection, which accounted for all of the outperformance over the period, mostly driven by positioning in the technology, electric utility, and cable & satellite sectors.

•

Within electric utilities, overweights to NRG Energy and Vistra Energy Corp were the top contributors to returns. Within technology, overweights to Mcafee and BMC Software were the overall largest single-name contributors.

•	Other single-name contributors included overweights to Bombardier (aerospace/defense) and Coveris Holdings (paper & packaging). An underweight to Altice (telecom) also boosted performance.

•	From an industry-selection standpoint, the Fund benefited from being overweight electric utilities. An underweight to metals & mining also added value.

What didn’t work?

•

Overall industry allocation was negative. An underweight to upstream energy, the best-performing industry, was the primary detractor from returns. An overweight to retailers & restaurants also hurt performance.

•	In terms of the largest single-name detractors from returns, overweights to Community Health Systems (healthcare & pharmaceuticals) and PetSmart (retail) were the primary culprits.

PGIM Short Duration High Yield Income Fund	13

Strategy and Performance Overview (continued)

Did the Fund use derivatives, and how did they affect performance?

•	The Fund utilized US Treasury and Euro bund futures to hedge interest rate risk relative to the Index. The futures helped to immunize any impact from fluctuations in interest rates.

•

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives helped immunize any impact from fluctuating currencies outside the US dollar.

Current outlook

•

PGIM Fixed Income maintains a neutral view of high yield overall, with the belief that solid fundamentals (strong earnings and low defaults) and favorable technicals (limited net supply and persistent institutional demand from Asia) appear to be almost fully priced in. PGIM Fixed Income is concerned about the timing of the next recession, with the view that this will be the key driver of high yield returns over the next 12 months and gives PGIM Fixed Income reservations to be bullish on the asset class.

•

Key positioning themes continue to be underweighting financials and energy. The Fund is also underweight consumer and capital goods. Overweights include technology, building materials & construction, and cable.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Short Duration High Yield Income Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration High Yield Income Fund		Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,024.50	1.00%	$5.10
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
Class C	Actual	$1,000.00	$1,020.60	1.75%	$8.91
	Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89
Class Z	Actual	$1,000.00	$1,027.00	0.75%	$3.83
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82
Class R6**	Actual	$1,000.00	$1,027.20	0.70%	$3.58
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

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Schedule of Investments

as of August 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 95.3%

BANK LOANS 8.7%

Chemicals 0.6%
Solenis International LP, First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 4.000%	6.188	%(c)	12/26/23	13,000	$13,036,400

Commercial Services 0.6%
Laureate Education, Inc., Series 2024 Term Loan, 1 Month LIBOR + 3.500%	5.576	(c)	04/26/24	13,371	13,407,581

Computers 1.3%
Banff Merger Sub, Inc., Term Loan	—	(p)	06/28/25	11,525	11,528,458
Exela Intermediate LLC, 2018 Repriced Term Loan, 2 Month LIBOR + 6.500%	8.826	(c)	07/12/23	5,888	5,887,500
West Corp., Initial Term B Loan, 1 Month LIBOR + 4.000%	6.076	(c)	10/10/24	12,811	12,709,785

					30,125,743

Engineering & Construction 0.1%
StandardAero Aviation Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	5.830	(c)	07/07/22	3,175	3,185,434

Foods 0.2%
Shearer’s Foods LLC, First Lien Term Loan, 1 Month LIBOR + 4.250%	6.326	(c)	06/30/21	5,610	5,502,517

Insurance 0.2%
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%^	8.576	(c)	08/04/25	3,450	3,553,500

Internet 0.3%
Symantec Corp., Term A-5 Loan, 1 Month LIBOR + 1.750%	3.830	(c)	08/01/21	6,837	6,794,872

Media 0.3%
Radiate Holdco LLC, Closing Date Term Loan, 1 Month LIBOR + 3.000%	5.076	(c)	02/01/24	6,500	6,455,312

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	17

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Mining 0.1%
Aleris International, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 4.750%	6.826	%(c)	02/27/23	2,750	$2,786,666

Retail 0.9%
CEC Entertainment, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.250%	5.326	(c)	02/15/21	10,826	10,178,924
Sally Holdings LLC, Term B-2 Loan^	4.500		07/05/24	11,154	10,596,300

					20,775,224

Software 1.3%
BMC Software Finance, Inc., Initial B-2 US Term Loan, 1 Month LIBOR + 3.250%	5.326	(c)	09/10/22	18,098	18,103,227
Infor (US), Inc., Tranche B-6 Term Loan, 3 Month LIBOR + 2.750%	4.826	(c)	02/01/22	6,616	6,618,129
Informatica LLC, Dollar Term B-1 Loan, 1 Month LIBOR + 3.250%	5.326	(c)	08/05/22	4,755	4,774,415

					29,495,771

Technology 1.1%
McAfee, LLC,
Closing Date USD Term Loan, 1 Month LIBOR + 4.500%	6.573	(c)	09/30/24	18,154	18,285,999
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.573	(c)	09/29/25	6,300	6,410,250

					24,696,249

Telecommunications 1.7%
Digicel International Finance Ltd., First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	5.570	(c)	05/27/24	9,677	9,144,658
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 1 Month LIBOR + 3.750%	5.815	(c)	11/27/23	4,000	4,015,000
Tranche B-5 Term Loan	6.625		01/02/24	12,475	13,036,375
Xplornet Communications, Inc. (Canada), New Term B Loan, 3 Month LIBOR + 4.000%^	6.334	(c)	09/09/21	11,900	11,944,869

					38,140,902

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
BANK LOANS (Continued)

Tobacco 0.0%
Jacobs Douwe Egberts Holdings BV (Netherlands), Term Loan B - EUR, 3 Month EURIBOR + 2.000%	2.750	%(c)	07/02/22	EUR	202	$235,022

TOTAL BANK LOANS (cost $197,458,945)						198,191,193

CORPORATE BONDS 86.5%

Advertising 0.8%
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes	5.625		02/15/24		16,245	16,427,756
Gtd. Notes	5.875		03/15/25		1,695	1,709,831

						18,137,587

Aerospace & Defense 3.0%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	7.500		12/01/24		24,700	25,965,875
Sr. Unsec’d. Notes, 144A(a)	8.750		12/01/21		27,650	30,415,000
TransDigm, Inc., Gtd. Notes	6.000		07/15/22		13,025	13,155,250

						69,536,125

Auto Parts & Equipment 0.2%
American Axle & Manufacturing, Inc., Gtd. Notes	7.750		11/15/19		4,740	4,977,000

Banks 0.1%
CIT Group, Inc., Sr. Unsec’d. Notes	5.250		03/07/25		2,100	2,135,438

Building Materials 1.9%
Griffon Corp., Gtd. Notes(a)	5.250		03/01/22		25,825	25,477,654
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375		11/15/24		3,025	3,028,781
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes(a)	6.125		07/15/23		2,000	2,027,500

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	19

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Building Materials (cont’d.)
Summit Materials LLC/Summit Materials Finance Corp., (cont’d.)
Gtd. Notes	8.500%	04/15/22	3,550	$3,794,062
U.S. Concrete, Inc., Gtd. Notes	6.375	06/01/24	9,853	9,939,214

				44,267,211

Chemicals 3.9%
Blue Cube Spinco LLC, Gtd. Notes	10.000	10/15/25	4,274	4,947,155
Chemours Co. (The),
Gtd. Notes(a)	6.625	05/15/23	32,702	34,255,345
Gtd. Notes	7.000	05/15/25	1,605	1,713,338
Hexion, Inc., Sr. Sec’d. Notes, 144A(a)	10.375	02/01/22	2,940	2,893,048
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A(a)	4.875	06/01/24	19,350	18,914,625
Platform Specialty Products Corp., Gtd. Notes, 144A(a)	6.500	02/01/22	15,060	15,398,850
PQ Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/22	6,656	6,955,520
TPC Group, Inc., Sr. Sec’d. Notes, 144A	8.750	12/15/20	3,175	3,175,000

				88,252,881

Commercial Services 2.0%
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A(a)	6.375	08/01/23	13,029	13,094,145
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25	3,820	4,120,825
Nielsen Co. Luxembourg SARL (The), Gtd. Notes, 144A	5.500	10/01/21	1,655	1,657,069
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A(a)	5.000	04/15/22	26,550	25,781,377

				44,653,416

Computers 2.6%
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A	5.875	06/15/21	11,520	11,853,100

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Computers (cont’d.)
Dell International LLC/EMC Corp., (cont’d.)
Gtd. Notes, 144A(a)	7.125%	06/15/24	4,000	$4,276,200
EMC Corp., Sr. Unsec’d. Notes	2.650	06/01/20	7,435	7,270,821
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25	1,700	1,727,200
NCR Corp.,
Gtd. Notes	4.625	02/15/21	5,000	4,912,500
Gtd. Notes	5.000	07/15/22	1,320	1,287,000
Gtd. Notes	5.875	12/15/21	7,685	7,755,318
Gtd. Notes(a)	6.375	12/15/23	19,392	19,464,720

				58,546,859

Distribution/Wholesale 0.3%
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.250	07/15/22	2,630	2,610,275
Gtd. Notes	7.000	06/15/23	4,865	4,889,325

				7,499,600

Diversified Financial Services 2.1%
Alliance Data Systems Corp.,
Gtd. Notes, 144A(a)	5.375	08/01/22	15,825	15,904,125
Gtd. Notes, 144A, MTN	5.875	11/01/21	3,000	3,067,500
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A(a)	8.125	07/15/23	20,100	20,853,750
Navient Corp.,
Sr. Unsec’d. Notes	6.500	06/15/22	3,400	3,515,770
Sr. Unsec’d. Notes	6.625	07/26/21	2,505	2,608,331
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	150	159,038
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec’d. Notes, 144A	6.750	06/15/22	1,125	1,158,750

				47,267,264

Electric 4.7%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.875	01/15/24	2,375	2,395,781
Sr. Unsec’d. Notes(a)	5.375	01/15/23	18,325	17,408,750
Sr. Unsec’d. Notes(a)	5.500	02/01/24	10,187	9,351,462
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875	06/15/17	3,750	2,559,375

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	21

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
GenOn Energy, Inc., (cont’d.)
Sr. Unsec’d. Notes(d)	9.500%	10/15/18	7,953	$5,358,334
Sr. Unsec’d. Notes(a)(d)	9.875	10/15/20	3,463	2,328,868
NRG Energy, Inc.,
Gtd. Notes(a)	6.250	07/15/22	12,995	13,417,338
Gtd. Notes(a)	6.250	05/01/24	8,725	9,030,375
Red Oak Power LLC, Sr. Sec’d. Notes, Series B	9.200	11/30/29	3,225	3,664,406
Vistra Energy Corp.,
Gtd. Notes	7.375	11/01/22	30,244	31,491,565
Gtd. Notes(a)	7.625	11/01/24	10,164	10,926,300

				107,932,554

Engineering & Construction 0.3%
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000	07/15/23	6,160	6,637,400

Entertainment 2.6%
AMC Entertainment Holdings, Inc., Gtd. Notes(a)	5.875	02/15/22	457	464,426
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A	6.000	03/15/22	14,450	14,666,750
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	5.375	11/01/23	2,130	2,241,825
International Game Technology PLC, Sr. Sec’d. Notes, 144A(a)	6.250	02/15/22	6,775	6,991,800
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	2,257	2,381,135
National CineMedia LLC, Sr. Sec’d. Notes	6.000	04/15/22	10,436	10,592,540
Scientific Games International, Inc.,
Gtd. Notes	6.250	09/01/20	775	771,125
Gtd. Notes(a)	6.625	05/15/21	8,212	8,129,880
Gtd. Notes	10.000	12/01/22	12,600	13,325,760

				59,565,241

Environmental Control 0.2%
Clean Harbors, Inc., Gtd. Notes(a)	5.125	06/01/21	4,961	4,973,402

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Foods 1.6%
B&G Foods, Inc., Gtd. Notes(a)	4.625%		06/01/21		5,400	$5,373,000
Iceland Bondco PLC (United Kingdom), Sr. Sec’d. Notes, 144A, 3 Month GBP LIBOR + 4.250%	5.003	(c)	07/15/20	GBP	382	493,590
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	7.250		06/01/21		10,850	10,972,063
Gtd. Notes, 144A	7.250		06/01/21		19,925	20,149,156

						36,987,809

Forest Products & Paper 0.5%
Cascades, Inc. (Canada), Gtd. Notes, 144A	5.500		07/15/22		7,403	7,403,000
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes	7.750		12/01/22		2,073	2,166,285
Neenah, Inc., Gtd. Notes, 144A	5.250		05/15/21		2,350	2,338,250

						11,907,535

Gas 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.625		05/20/24		1,550	1,538,375
Rockpoint Gas Storage Canada Ltd. (Canada), Sr. Sec’d. Notes, 144A(a)	7.000		03/31/23		6,270	6,317,025

						7,855,400

Healthcare-Products 0.6%
Mallinckrodt International Finance SA, Gtd. Notes(a)	4.750		04/15/23		2,500	2,168,750
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A	4.875		04/15/20		1,060	1,056,025
Gtd. Notes, 144A(a)	5.750		08/01/22		10,565	9,851,862

						13,076,637

Healthcare-Services 6.3%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.125		07/01/22		4,160	4,180,800
Gtd. Notes(a)	5.625		02/15/23		1,300	1,326,000

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	23

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Acadia Healthcare Co., Inc., (cont’d.) Gtd. Notes	6.500%	03/01/24	2,440	$2,528,450
Centene Corp., Sr. Unsec’d. Notes	5.625	02/15/21	1,775	1,810,500
CHS/Community Health Systems, Inc.,
Gtd. Notes(a)	6.875	02/01/22	2,872	1,464,720
Sec’d. Notes, 144A(a)	8.125	06/30/24	13,896	11,429,460
Sr. Sec’d. Notes(a)	5.125	08/01/21	450	434,250
Sr. Sec’d. Notes	6.250	03/31/23	5,250	4,987,500
HCA Healthcare, Inc., Sr. Unsec’d. Notes	6.250	02/15/21	8,976	9,379,920
HCA, Inc.,
Gtd. Notes	5.875	05/01/23	450	472,500
Gtd. Notes(a)	7.500	02/15/22	4,285	4,702,788
Gtd. Notes	7.500	12/15/23	3,000	3,288,750
LifePoint Health, Inc., Gtd. Notes(a)	5.500	12/01/21	11,025	11,204,156
MEDNAX, Inc., Gtd. Notes, 144A	5.250	12/01/23	4,710	4,698,225
Molina Healthcare, Inc., Gtd. Notes	5.375	11/15/22	6,619	6,751,380
Select Medical Corp., Gtd. Notes	6.375	06/01/21	6,950	7,019,500
Surgery Center Holdings, Inc., Gtd. Notes, 144A(a)	8.875	04/15/21	10,400	10,829,000
Tenet Healthcare Corp.,
Sec’d. Notes, 144A(a)	7.500	01/01/22	5,760	6,031,814
Sr. Sec’d. Notes(a)	4.375	10/01/21	350	349,125
Sr. Sec’d. Notes(a)	4.625	07/15/24	9,650	9,452,465
Sr. Sec’d. Notes	4.750	06/01/20	5,850	5,908,500
Sr. Unsec’d. Notes	6.750	02/01/20	6,395	6,570,863
Sr. Unsec’d. Notes(a)	6.750	06/15/23	4,350	4,350,000
Sr. Unsec’d. Notes(a)	8.125	04/01/22	22,398	23,657,887

				142,828,553

Home Builders 7.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	6.875	02/15/21	14,206	14,348,060
AV Homes, Inc., Gtd. Notes	6.625	05/15/22	6,450	6,595,125

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Beazer Homes USA, Inc., Gtd. Notes(a)	8.750%	03/15/22	22,293	$23,567,937
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500	12/15/20	6,423	6,461,538
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22	4,846	4,882,345
KB Home,
Gtd. Notes	7.000	12/15/21	2,770	2,915,425
Gtd. Notes	7.500	09/15/22	5,345	5,679,063
Gtd. Notes	7.625	05/15/23	796	850,844
Gtd. Notes	8.000	03/15/20	500	528,750
Lennar Corp.,
Gtd. Notes	4.125	01/15/22	8,200	8,148,750
Gtd. Notes(a)	4.875	12/15/23	3,350	3,354,188
Gtd. Notes	6.250	12/15/21	1,382	1,451,100
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21	10,175	10,402,716
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.875	12/15/23	4,725	4,807,688
Meritage Homes Corp., Gtd. Notes	7.000	04/01/22	2,295	2,467,125
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	10,310	10,464,650
PulteGroup, Inc., Gtd. Notes	4.250	03/01/21	2,000	2,010,600
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.250	04/15/21	13,123	13,106,596
Gtd. Notes, 144A	5.625	03/01/24	9,498	9,331,785
Gtd. Notes, 144A	5.875	04/15/23	3,170	3,170,951
TRI Pointe Group, Inc., Gtd. Notes	4.875	07/01/21	8,395	8,374,012
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., Gtd. Notes	4.375	06/15/19	4,000	4,020,000
William Lyon Homes, Inc.,
Gtd. Notes	7.000	08/15/22	5,150	5,246,563
Gtd. Notes, 144A	6.000	09/01/23	7,475	7,215,617

				159,401,428

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	25

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Furnishings 0.3%
Tempur Sealy International, Inc., Gtd. Notes	5.625%	10/15/23	7,842	$7,842,000

Internet 0.5%
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes(a)	6.000	04/01/23	10,554	10,877,691

Iron/Steel 1.1%
AK Steel Corp., Sr. Sec’d. Notes	7.500	07/15/23	9,825	10,267,125
Cleveland-Cliffs, Inc., Sr. Sec’d. Notes, 144A(a)	4.875	01/15/24	15,642	15,250,950

				25,518,075

Leisure Time 0.3%
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A	7.250	02/01/25	5,324	5,783,195

Lodging 1.2%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A(a)	10.250	11/15/22	5,735	6,236,812
Sr. Sec’d. Notes, 144A	6.750	11/15/21	12,200	12,627,000
MGM Resorts International,
Gtd. Notes	6.000	03/15/23	2,075	2,154,161
Gtd. Notes(a)	6.625	12/15/21	3,000	3,172,500
Gtd. Notes(a)	8.625	02/01/19	2,866	2,922,174

				27,112,647

Media 13.9%
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.375	07/15/23	13,727	13,812,794
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.125	02/15/23	3,575	3,579,469
Sr. Unsec’d. Notes	5.250	03/15/21	5,111	5,149,333
Sr. Unsec’d. Notes	5.250	09/30/22	21,560	21,708,225
Sr. Unsec’d. Notes	5.750	01/15/24	1,000	1,017,330
Sr. Unsec’d. Notes, 144A	5.125	05/01/23	24,372	24,372,000
Sr. Unsec’d. Notes, 144A	5.875	04/01/24	7,000	7,140,000

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	4,402	$4,396,453
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	47,336	47,336,000
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, Series A(a)	6.500	11/15/22	7,315	7,452,156
Gtd. Notes, Series A(a)	7.625	03/15/20	5,470	5,456,325
Gtd. Notes, Series B	6.500	11/15/22	6,467	6,612,508
Gtd. Notes, Series B(a)	7.625	03/15/20	10,770	10,810,388
DISH DBS Corp.,
Gtd. Notes	5.125	05/01/20	22,757	22,870,785
Gtd. Notes(a)	5.875	07/15/22	3,242	3,112,320
Gtd. Notes(a)	6.750	06/01/21	7,290	7,399,350
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500	04/15/21	18,535	18,674,012
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	6.875	08/15/23	1,945	2,044,681
Nexstar Broadcasting, Inc., Gtd. Notes, 144A	6.125	02/15/22	3,950	4,016,656
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750	01/15/23	2,000	2,070,000
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.625	02/15/25	600	561,000
Sr. Unsec’d. Notes, 144A	6.875	02/15/23	3,745	3,613,925
Sinclair Television Group, Inc.,
Gtd. Notes	5.375	04/01/21	18,470	18,539,262
Gtd. Notes(a)	6.125	10/01/22	9,443	9,680,964
Gtd. Notes, 144A(a)	5.625	08/01/24	5,050	4,974,250
TEGNA, Inc.,
Gtd. Notes(a)	6.375	10/15/23	4,185	4,336,706
Gtd. Notes, 144A	4.875	09/15/21	11,887	11,916,717
Tribune Media Co., Gtd. Notes(a)	5.875	07/15/22	12,325	12,509,875
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	05/15/23	9,910	9,414,500
Sr. Sec’d. Notes, 144A	6.750	09/15/22	19,516	19,930,715
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25	2,535	2,503,566
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	1,335	1,358,363

				318,370,628

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	27

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Metal Fabricate/Hardware 0.6%
Novelis Corp., Gtd. Notes, 144A	6.250%	08/15/24	5,966	$6,040,575
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A	9.875	06/15/23	7,430	8,070,837

				14,111,412

Mining 1.5%
First Quantum Minerals Ltd. (Zambia), Gtd. Notes, 144A(a)	7.000	02/15/21	9,390	9,290,231
Freeport-McMoRan, Inc., Gtd. Notes(a)	3.875	03/15/23	11,605	11,155,306
International Wire Group, Inc., Sec’d. Notes, 144A	10.750	08/01/21	3,500	3,473,750
New Gold, Inc. (Canada), Gtd. Notes, 144A(a)	6.250	11/15/22	8,680	7,703,500
Teck Resources Ltd. (Canada), Gtd. Notes	4.500	01/15/21	2,367	2,396,588

				34,019,375

Miscellaneous Manufacturing 0.0%
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A	7.875	11/01/24	850	819,188

Oil & Gas 6.1%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes(a)	7.875	12/15/24	9,425	9,248,281
Antero Resources Corp.,
Gtd. Notes(a)	5.125	12/01/22	300	303,000
Gtd. Notes	5.375	11/01/21	2,700	2,743,875
Gtd. Notes	5.625	06/01/23	1,900	1,955,195
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A(a)	10.000	04/01/22	31,098	34,363,290
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750	02/15/20	20,427	21,805,822
CNX Resources Corp.,
Gtd. Notes(a)	5.875	04/15/22	16,649	16,648,168
Gtd. Notes	8.000	04/01/23	1,592	1,684,034
Denbury Resources, Inc., Sec’d. Notes, 144A	9.000	05/15/21	2,150	2,311,250
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A(a)	5.500	01/30/26	6,500	6,483,750

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
MEG Energy Corp. (Canada),
Gtd. Notes, 144A(a)	6.375%	01/30/23	18,772	$17,035,590
Gtd. Notes, 144A	7.000	03/31/24	1,325	1,202,438
Range Resources Corp.,
Gtd. Notes(a)	5.000	03/15/23	4,325	4,231,147
Gtd. Notes	5.875	07/01/22	4,124	4,165,240
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500	11/14/22	2,000	1,934,720
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A(a)	4.875	01/15/23	7,400	7,300,396
WPX Energy, Inc.,
Sr. Unsec’d. Notes	6.000	01/15/22	4,000	4,130,000
Sr. Unsec’d. Notes	8.250	08/01/23	1,750	1,986,250

				139,532,446

Packaging & Containers 1.2%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%	7.125	09/15/23	7,950	8,059,312
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A(a)	4.250	09/15/22	7,550	7,446,188
Greif, Inc., Sr. Unsec’d. Notes	7.750	08/01/19	3,000	3,105,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes	5.750	10/15/20	7,222	7,230,818
Sr. Sec’d. Notes, 144A(a)	5.125	07/15/23	1,000	996,250

				26,837,568

Pharmaceuticals 0.3%
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(a)	7.500	07/15/21	670	680,640
Sr. Sec’d. Notes, 144A	6.500	03/15/22	2,575	2,665,125
Endo Finance LLC, Gtd. Notes, 144A(a)	5.750	01/15/22	710	656,750
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375	01/15/23	3,300	2,821,500

				6,824,015

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	29

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines 0.8%
DCP Midstream Operating LP, Gtd. Notes, 144A(a)	4.750%	09/30/21	4,347	$4,412,205
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.000	05/15/23	10,931	10,753,371
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	4.375	08/15/22	4,050	4,080,375

				19,245,951

Real Estate 0.2%
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A(a)	4.875	06/01/23	5,000	4,675,000
WeWork Cos., Inc., Gtd. Notes, 144A(a)	7.875	05/01/25	850	823,565

				5,498,565

Real Estate Investment Trusts (REITs) 1.8%
FelCor Lodging LP, Gtd. Notes	6.000	06/01/25	8,300	8,569,750
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375	03/01/24	3,955	4,169,757
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500	02/01/21	6,110	6,228,381
SBA Communications Corp.,
Sr. Unsec’d. Notes(a)	4.000	10/01/22	18,915	18,493,952
Sr. Unsec’d. Notes	4.875	07/15/22	668	676,350
VICI Properties 1 LLC/VICI FC, Inc., Sec’d. Notes(a)	8.000	10/15/23	2,730	3,016,650

				41,154,840

Retail 4.5%
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	1,000	965,000
CEC Entertainment, Inc., Gtd. Notes(a)	8.000	02/15/22	7,100	6,709,500
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes(a)	6.750	06/15/23	4,425	3,805,500
Sr. Unsec’d. Notes(a)	6.750	01/15/22	3,000	2,670,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes(a)	8.625	06/15/20	2,700	2,646,000
Sr. Unsec’d. Notes(a)	8.625	06/15/20	8,525	8,354,500

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Retail (cont’d.)
Golden Nugget, Inc.,
Gtd. Notes, 144A(a)	8.750%		10/01/25		8,375	$8,835,625
Sr. Unsec’d. Notes, 144A(a)	6.750		10/15/24		2,600	2,642,250
Hot Topic, Inc., Sr. Sec’d. Notes, 144A	9.250		06/15/21		3,906	3,788,820
L Brands, Inc.,
Gtd. Notes(a)	5.625		02/15/22		5,625	5,688,281
Gtd. Notes(a)	5.625		10/15/23		13,525	13,525,000
Gtd. Notes	6.625		04/01/21		10,000	10,500,000
PetSmart, Inc., Gtd. Notes, 144A	7.125		03/15/23		11,200	7,532,000
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A(a)	10.250		06/30/20		4,159	3,992,640
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125		04/01/23		15,057	13,509,140
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.500		11/01/23		825	796,125
Stonegate Pub Co. Financing PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	4.875		03/15/22	GBP	3,400	4,363,482
Sr. Sec’d. Notes, 144A, 3 Month GBP LIBOR + 4.375%	5.006	(c)	03/15/22	GBP	1,875	2,410,513

						102,734,376

Semiconductors 0.1%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.875		09/01/22		2,615	2,592,119

Software 4.8%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125		07/15/21		145	148,220
First Data Corp., Gtd. Notes, 144A(a)	7.000		12/01/23		45,865	47,722,532
Infor Software Parent LLC/Infor Software Parent, Inc., Sr. Unsec’d. Notes, Cash coupon 7.125% or PIK 7.875%, 144A(a)	7.125		05/01/21		1,855	1,871,825
Infor US, Inc.,
Gtd. Notes(a)	6.500		05/15/22		11,550	11,699,804
Sr. Sec’d. Notes, 144A(a)	5.750		08/15/20		12,309	12,493,635
Informatica LLC, Sr. Unsec’d. Notes, 144A	7.125		07/15/23		6,172	6,280,010
Nuance Communications, Inc., Gtd. Notes, 144A	5.375		08/15/20		4,600	4,600,000

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	31

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Software (cont’d.)
RP Crown Parent LLC, Sr. Sec’d. Notes, 144A	7.375%	10/15/24		6,295	$6,497,699
TIBCO Software, Inc., Sr. Unsec’d. Notes, 144A	11.375	12/01/21		16,535	17,692,450

					109,006,175

Telecommunications 4.9%
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Series S(a)	6.450	06/15/21		27,325	28,418,000
Sr. Unsec’d. Notes, Series V	5.625	04/01/20		3,580	3,656,075
CommScope, Inc., Gtd. Notes, 144A(a)	5.500	06/15/24		6,640	6,723,000
eircom Finance DAC (Ireland), Sr. Sec’d. Notes, 144A	4.500	05/31/22	EUR	2,350	2,788,058
Level 3 Financing, Inc.,
Gtd. Notes	5.375	08/15/22		1,520	1,535,200
Gtd. Notes	5.625	02/01/23		3,475	3,517,430
Gtd. Notes	6.125	01/15/21		22,647	22,781,523
Sprint Communications, Inc., Sr. Unsec’d. Notes(a)	6.000	11/15/22		6,000	6,073,140
Sprint Corp.,
Gtd. Notes	7.250	09/15/21		11,720	12,287,717
Gtd. Notes	7.875	09/15/23		14,230	15,315,037
T-Mobile USA, Inc.,
Gtd. Notes(a)	6.000	03/01/23		4,410	4,538,772
Gtd. Notes(a)	6.375	03/01/25		4,725	4,914,000

					112,547,952

Textiles 0.1%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC (China), Sr. Sec’d. Notes, 144A	7.500	05/01/25		1,625	1,620,938

Transportation 0.1%
XPO Logistics, Inc., Gtd. Notes, 144A	6.500	06/15/22		1,301	1,343,894

Trucking & Leasing 1.2%
Avolon Holdings Funding Ltd. (Ireland), Gtd. Notes, 144A	5.500	01/15/23		6,125	6,293,437

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Trucking & Leasing (cont’d.)
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	4.500%	08/01/22	3,825	$3,767,625
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A	4.500	03/15/23	850	840,438
Gtd. Notes, 144A(a)	5.250	08/15/22	14,069	14,332,794
Gtd. Notes, 144A	5.500	02/15/24	1,525	1,566,937

				26,801,231

TOTAL CORPORATE BONDS (cost $1,986,238,412)				1,976,633,621

SOVEREIGN BOND 0.1%
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes (cost $1,150,396)	10.750	03/28/22	1,080	1,115,100

TOTAL LONG-TERM INVESTMENTS (cost $2,184,847,753)				2,175,939,914

			Shares

SHORT-TERM INVESTMENTS 24.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			74,054,732	74,054,732
PGIM Institutional Money Market Fund (cost $495,867,448; includes $494,869,565 of cash collateral for securities on loan)(b)(w)			495,855,265	495,904,850

TOTAL SHORT-TERM INVESTMENTS (cost $569,922,180)				569,959,582

TOTAL INVESTMENTS 120.2% (cost $2,754,769,933)				2,745,899,496
Liabilities in excess of other assets(z) (20.2)%				(461,786,903)

NET ASSETS 100.0%				$2,284,112,593

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

Bobl—Bundesobligationen (German Government Bonds)

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	33

Schedule of Investments (continued)

as of August 31, 2018

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

PIK—Payment-in-Kind

REITs—Real Estate Investment Trusts

EUR—Euro

GBP—British Pound

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $26,094,669 and 1.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $484,528,592; cash collateral of $494,869,565 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2018.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(p)	Interest rate not available as of August 31, 2018.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at August 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
680	2 Year U.S. Treasury Notes	Dec. 2018	$143,724,375	$1,701
42	5 Year U.S. Treasury Notes	Dec. 2018	4,762,734	1,780
301	10 Year U.S. Treasury Notes	Dec. 2018	36,199,953	6,676
4	20 Year U.S. Treasury Bonds	Dec. 2018	576,875	(1,037)
2	30 Year U.S. Ultra Treasury Bonds	Dec. 2018	318,625	(1,747)

				7,373

	Short Positions:
17	5 Year Euro-Bobl	Sep. 2018	2,609,662	(9,497)
22	10 Year U.K. Gilt	Dec. 2018	3,489,071	(3,086)

				(12,583)

				$(5,210)

Cash of $800,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at August 31, 2018.

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at August 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/05/18	Goldman Sachs & Co.	GBP	10,547	$13,592,505	$13,675,969	$83,464	$—
Euro,
Expiring 09/05/18	Goldman Sachs & Co.	EUR	11,471	13,382,836	13,319,572	—	(63,264)

				$26,975,341	$26,995,541	83,464	(63,264)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/05/18	Goldman Sachs & Co.	GBP	10,547	$13,869,830	$13,675,969	$193,861	$—
Expiring 10/02/18	Goldman Sachs & Co.	GBP	10,547	13,607,629	13,691,141	—	(83,512)
Euro,
Expiring 09/05/18	Goldman Sachs & Co.	EUR	11,471	13,410,824	13,319,572	91,252	—
Expiring 10/02/18	Goldman Sachs & Co.	EUR	11,471	13,409,964	13,346,565	63,399	—

				$54,298,247	$54,033,247	348,512	(83,512)

						$431,976	$(146,776)

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$172,096,524	$26,094,669
Corporate Bonds	—	1,976,633,621	—
Sovereign Bond	—	1,115,100	—
Affiliated Mutual Funds	569,959,582	—	—

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	35

Schedule of Investments (continued)

as of August 31, 2018

	Level 1	Level 2	Level 3
Other Financial Instruments*
Futures Contracts	$(5,210)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	285,200	—

Total	$569,954,372	$2,150,130,445	$26,094,669

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Bank Loans
Balance as of 08/31/17	$13,411,456
Realized gain (loss)	(554)
Change in unrealized appreciation (depreciation)	(596,575)
Purchases/Exchanges/Issuances	17,277,638
Sales/Paydowns	(6,468,302)
Accrued discount/premium	(19,685)
Transfers into of Level 3	2,490,691
Transfers out of Level 3	—

Balance as of 08/31/18	$26,094,669

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(435,441)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of August 31, 2018	Valuation Methodology	Unobservable Inputs
Bank Loans	$26,094,669	Market Approach	Single Broker Indicative Quote

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$2,490,691	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

See Notes to Financial Statements.

36

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (21.7% represents investments purchased with collateral from securities on loan)	24.9%
Media	14.2
Home Builders	7.0
Telecommunications	6.6
Healthcare-Services	6.3
Oil & Gas	6.1
Software	6.1
Retail	5.4
Electric	4.7
Chemicals	4.5
Computers	3.9
Aerospace & Defense	3.0
Entertainment	2.6
Commercial Services	2.6
Diversified Financial Services	2.1
Building Materials	1.9
Foods	1.8
Real Estate Investment Trusts (REITs)	1.8
Mining	1.6
Lodging	1.2
Packaging & Containers	1.2
Trucking & Leasing	1.2
Iron/Steel	1.1
Technology	1.1
Pipelines	0.8
Advertising	0.8
Internet	0.8
Metal Fabricate/Hardware	0.6%
Healthcare-Products	0.6
Forest Products & Paper	0.5
Engineering & Construction	0.4
Gas	0.3
Home Furnishings	0.3
Distribution/Wholesale	0.3
Pharmaceuticals	0.3
Leisure Time	0.3
Real Estate	0.2
Auto Parts & Equipment	0.2
Environmental Control	0.2
Insurance	0.2
Semiconductors	0.1
Banks	0.1
Textiles	0.1
Transportation	0.1
Sovereign Bond	0.1
Miscellaneous Manufacturing	0.0 *
Tobacco	0.0 *

120.2
Liabilities in excess of other assets	(20.2)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2018 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	37

Schedule of Investments (continued)

as of August 31, 2018

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$431,976		Unrealized depreciation on OTC forward foreign currency exchange contracts	$146,776
Interest rate contracts	Due from/to broker— variation margin futures	10,157	*	Due from/to broker— variation margin futures	15,367	*

		$442,133			$162,143

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Foreign exchange contracts	$—	$155,583
Interest rate contracts	(6,382,676)	—

Total	$(6,382,676)	$155,583

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Foreign exchange contracts	$—	$529,822
Interest rate contracts	(671,743)	—

Total	$(671,743)	$529,822

For the year ended August 31, 2018, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$180,053,701	$11,597,196	$34,999,526

See Notes to Financial Statements.

38

Forward Foreign Currency Exchange Contracts— Sold(2)
$67,709,581

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$484,528,592	$(484,528,592)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Goldman Sachs & Co.	$431,976	$(146,776)	$285,200	$(130,000)	$155,200

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	39

Statement of Assets & Liabilities

as of August 31, 2018

Assets
Investments at value, including securities on loan of $484,528,592:
Unaffiliated investments (cost $2,184,847,753)	$2,175,939,914
Affiliated investments (cost $569,922,180)	569,959,582
Cash	108,149
Foreign currency, at value (cost $16,416,693)	16,470,823
Dividends and interest receivable	35,220,909
Receivable for Fund shares sold	6,845,297
Receivable for investments sold	1,728,034
Deposit with broker for futures	800,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	431,976
Due from broker—variation margin futures	59,599

Total Assets	2,807,564,283

Liabilities
Payable to broker for collateral for securities on loan	494,869,565
Payable for investments purchased	18,560,352
Payable for Fund shares reacquired	6,689,269
Management fee payable	1,310,396
Accrued expenses and other liabilities	1,171,606
Distribution fee payable	343,262
Dividends payable	315,069
Unrealized depreciation on OTC forward foreign currency exchange contracts	146,776
Affiliated transfer agent fee payable	45,395

Total Liabilities	523,451,690

Net Assets	$2,284,112,593

Net assets were comprised of:
Common stock, at par	$2,564,946
Paid-in capital in excess of par	2,436,939,328

2,439,504,274
Distributions in excess of net investment income	(992,319)
Accumulated net realized loss on investment and foreign currency transactions	(145,859,163)
Net unrealized depreciation on investments and foreign currencies	(8,540,199)

Net assets, August 31, 2018	$2,284,112,593

See Notes to Financial Statements.

40

Class A
Net asset value and redemption price per share, ($273,521,005 ÷ 30,721,364 shares of common stock issued and outstanding)	$8.90
Maximum sales charge (3.25% of offering price)	0.30

Maximum offering price to public	$9.20

Class C
Net asset value, offering price and redemption price per share,
($334,429,965 ÷ 37,564,858 shares of common stock issued and outstanding)	$8.90

Class Z
Net asset value, offering price and redemption price per share,
($1,563,724,388 ÷ 175,586,269 shares of common stock issued and outstanding)	$8.91

Class R6
Net asset value, offering price and redemption price per share,
($112,437,235 ÷ 12,622,095 shares of common stock issued and outstanding)	$8.91

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	41

Statement of Operations

Year Ended August 31, 2018

Net Investment Income (Loss)
Income
Interest income	$129,098,096
Income from securities lending, net (including affiliated income of $544,717)	1,453,598
Affiliated dividend income	597,625

Total income	131,149,319

Expenses
Management fee	15,757,709
Distribution fee(a)	4,293,012
Transfer agent’s fees and expenses (including affiliated expense of $263,805)(a)	2,132,775
Custodian and accounting fees	211,576
Registration fees(a)	132,043
Shareholders’ reports	119,915
SEC registration fees	64,150
Directors’ fees	49,975
Audit fee	40,722
Legal fees and expenses	34,061
Miscellaneous	79,705

Total expenses	22,915,643
Less: Fee waiver and/or expense reimbursement(a)	(1,703,553)

Net expenses	21,212,090

Net investment income (loss)	109,937,229

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(16,320))	1,611,849
Futures transactions	(6,382,676)
Forward currency contract transactions	155,583
Foreign currency transactions	(1,342,654)

(5,957,898)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $17,720)	(20,126,974)
Futures	(671,743)
Forward currency contracts	529,822
Foreign currencies	(44,977)

(20,313,872)

Net gain (loss) on investment and foreign currency transactions	(26,271,770)

Net Increase (Decrease) In Net Assets Resulting From Operations	$83,665,459

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	758,914	3,534,098	—	—
Transfer agent’s fees and expenses	275,266	294,668	1,562,541	300
Registration fees	28,788	26,709	55,058	21,488
Fee waiver and/or expense reimbursement	(223,336)	(227,676)	(1,210,475)	(42,066)

See Notes to Financial Statements.

42

Statements of Changes in Net Assets

	Year Ended August 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$109,937,229	$108,199,321
Net realized gain (loss) on investment and foreign currency transactions	(5,957,898)	(7,943,506)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(20,313,872)	5,850,769

Net increase (decrease) in net assets resulting from operations	83,665,459	106,106,584

Dividends and Distributions
Dividends from net investment income
Class A	(15,695,003)	(26,343,139)
Class C	(15,745,175)	(18,479,783)
Class Z	(82,072,392)	(83,282,073)
Class R6	(4,714,436)	(2,711,458)

	(118,227,006)	(130,816,453)

Return of capital distributions
Class A	(718,848)	—
Class C	(721,146)	—
Class Z	(3,759,002)	—
Class R6	(215,926)	—

	(5,414,922)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	881,202,898	1,133,303,669
Net asset value of shares issued in reinvestment of dividends and distributions	101,932,229	108,445,887
Cost of shares reacquired	(1,061,794,781)	(974,257,638)

Net increase (decrease) in net assets from Fund share transactions	(78,659,654)	267,491,918

Total increase (decrease)	(118,636,123)	242,782,049

Net Assets:
Beginning of year	2,402,748,716	2,159,966,667

End of year(a)	$2,284,112,593	$2,402,748,716

(a) Includes undistributed/(distributions in excess of) net investment income of:	$(992,319)	$(5,584,508)

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	43

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Company consists of two funds: PGIM High Yield Fund and PGIM Short Duration High Yield Income Fund. These financial statements relate only to the PGIM Short Duration High Yield Income Fund (the “Fund”). Effective June 11, 2018, the Funds’ names were changed by replacing “Prudential” with “PGIM” and each Fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to provide a high level of current income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some

44

of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days.

During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

PGIM Short Duration High Yield Income Fund	45

Notes to Financial Statements (continued)

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at

46

approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

PGIM Short Duration High Yield Income Fund	47

Notes to Financial Statements (continued)

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss).When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

48

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events

PGIM Short Duration High Yield Income Fund	49

Notes to Financial Statements (continued)

applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

50

calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fee, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related

PGIM Short Duration High Yield Income Fund	51

Notes to Financial Statements (continued)

personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.675% of the average daily net assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.70% for the year ended August 31, 2018.

PGIM Investments has contractually agreed, through December 31, 2019, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.75% of average daily net assets for Class C shares, 0.75% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments has voluntarily agreed through August 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Effective September 1, 2018 this voluntary agreement became contractual through December 31, 2019. Expenses waived/reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for

52

distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it received $611,316 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2018, it received $55,550 and $48,450 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended August 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended August 31, 2018, PGIM, Inc. was compensated $252,056 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities

PGIM Short Duration High Yield Income Fund	53

Notes to Financial Statements (continued)

lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2018, were $1,477,864,514 and $1,587,776,138, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
PGIM Core Ultra Short Bond Fund	$45,878,203	$835,440,362	$807,263,833	$—	$—	$74,054,732	74,054,732	$597,625
PGIM Institutional Money Market Fund	264,231,326	1,036,336,063	804,663,939	17,720	(16,320)	495,904,850	495,855,265	544,717	**

	$310,109,529	$1,871,776,425	$1,611,927,772	$17,720	$(16,320)	$569,959,582		$1,142,342

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2018, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $12,881,966 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities and currencies and paydown gains/losses. Net

54

investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended August 31, 2018 the tax character of dividends paid by the Fund were $118,227,006 of ordinary income and $5,414,922 of tax return of capital. For the year ended August 31, 2017, the tax character of dividends paid by the Fund was $130,816,453 of ordinary income.

As of August 31, 2018, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$2,766,932,225	$19,486,405	$(40,239,144)	$(20,752,739)

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes and other cost basis adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2018 of approximately $134,256,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat certain late year losses of approximately $65,000 as having been incurred in the following fiscal year (August 31, 2019).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made

PGIM Short Duration High Yield Income Fund	55

Notes to Financial Statements (continued)

within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6 billion shares of common stock, with a par value of $0.01 per share. Of the Company’s authorized capital stock, 1,185 billion authorized shares have been allocated to the Fund and divided into five classes, designated Class A, Class C, Class R6, Class Z and Class T common stock, each of which consisted of 160 million, 100 million, 150 million, 700 million and 75 million authorized shares, respectively.

The Fund currently does not have any Class T shares outstanding.

Prudential, through its affiliate entities, including affiliated funds (if applicable), owned 489,723 Class R6 shares of the Fund. At reporting period end, ten shareholders of record held 87% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2018:
Shares sold	8,429,647	$75,415,197
Shares issued in reinvestment of dividends and distributions	1,736,593	15,528,712
Shares reacquired	(16,356,242)	(146,548,672)

Net increase (decrease) in shares outstanding before conversion	(6,190,002)	(55,604,763)
Shares issued upon conversion from other share class(es)	694,329	6,206,627
Shares reacquired upon conversion into other share class(es)	(3,589,822)	(32,068,644)

Net increase (decrease) in shares outstanding	(9,085,495)	$(81,466,780)

Year ended August 31, 2017:
Shares sold	18,116,041	$164,532,398
Shares issued in reinvestment of dividends and distributions	2,530,419	22,946,302
Shares reacquired	(20,228,562)	(183,251,193)

Net increase (decrease) in shares outstanding before conversion	417,898	4,227,507
Shares issued upon conversion from other share class(es)	762,748	6,923,828
Shares reacquired upon conversion into other share class(es)	(22,620,429)	(205,151,317)

Net increase (decrease) in shares outstanding	(21,439,783)	$(193,999,982)

56

Class C	Shares	Amount
Year ended August 31, 2018:
Shares sold	6,948,165	$62,231,411
Shares issued in reinvestment of dividends and distributions	1,614,952	14,435,461
Shares reacquired	(10,734,529)	(96,006,947)

Net increase (decrease) in shares outstanding before conversion	(2,171,412)	(19,340,075)
Shares reacquired upon conversion into other share class(es)	(1,603,212)	(14,374,275)

Net increase (decrease) in shares outstanding	(3,774,624)	$(33,714,350)

Year ended August 31, 2017:
Shares sold	10,630,604	$96,494,499
Shares issued in reinvestment of dividends and distributions	1,744,800	15,821,470
Shares reacquired	(9,194,778)	(83,358,192)

Net increase (decrease) in shares outstanding before conversion	3,180,626	28,957,777
Shares reacquired upon conversion into other share class(es)	(2,558,646)	(23,199,445)

Net increase (decrease) in shares outstanding	621,980	$5,758,332

Class Z
Year ended August 31, 2018:
Shares sold	75,528,215	$675,650,511
Shares issued in reinvestment of dividends and distributions	7,779,964	69,552,364
Shares reacquired	(82,452,080)	(738,142,728)

Net increase (decrease) in shares outstanding before conversion	856,099	7,060,147
Shares issued upon conversion from other share class(es)	5,076,870	45,399,311
Shares reacquired upon conversion into other share class(es)	(7,979,711)	(71,238,497)

Net increase (decrease) in shares outstanding	(2,046,742)	$(18,779,039)

Year ended August 31, 2017:
Shares sold	88,640,440	$804,735,304
Shares issued in reinvestment of dividends and distributions	7,497,173	68,011,130
Shares reacquired	(74,032,432)	(671,074,641)

Net increase (decrease) in shares outstanding before conversion	22,105,181	201,671,793
Shares issued upon conversion from other share class(es)	24,991,690	226,496,734
Shares reacquired upon conversion into other share class(es)	(620,711)	(5,634,171)

Net increase (decrease) in shares outstanding	46,476,160	$422,534,356

Class R6
Year ended August 31, 2018:
Shares sold	7,588,059	$67,905,779
Shares issued in reinvestment of dividends and distributions	270,353	2,415,692
Shares reacquired	(9,075,595)	(81,096,434)

Net increase (decrease) in shares outstanding before conversion	(1,217,183)	(10,774,963)
Shares issued upon conversion from other share class(es)	7,406,338	66,118,936
Shares reacquired upon conversion into other share class(es)	(4,879)	(43,458)

Net increase (decrease) in shares outstanding	6,184,276	$55,300,515

Year ended August 31, 2017:
Shares sold	7,460,923	$67,541,468
Shares issued in reinvestment of dividends and distributions	183,738	1,666,985
Shares reacquired	(4,025,847)	(36,573,612)

Net increase (decrease) in shares outstanding before conversion	3,618,814	32,634,841
Shares issued upon conversion from other share class(es)	62,266	564,371

Net increase (decrease) in shares outstanding	3,681,080	$33,199,212

PGIM Short Duration High Yield Income Fund	57

Notes to Financial Statements (continued)

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA.

Subsequent to the reporting period end, the SCA has been renewed effective October 4, 2018 and will continue to provide a commitment of $900 million through October 3, 2019. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended August 31, 2018. The average daily balance for the 20 days that the Fund had loans outstanding during the period was $5,936,000, borrowed at a weighted average interest rate of 2.81%. The maximum loan balance outstanding during the period was $9,772,000. At August 31, 2018, the Fund did not have an outstanding loan balance.

8. Other Risks

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for

58

the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s

PGIM Short Duration High Yield Income Fund	59

Notes to Financial Statements (continued)

financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

60

Financial Highlights

Class A Shares
	Year Ended August 31,
	2018(a)	2017(a)	2016(a)	2015	2014(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$9.06	$9.16	$9.21	$9.73	$9.79
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.42	0.42	0.44	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.10)	(0.01)	0.08	(0.37)	0.09
Total from investment operations	0.33	0.41	0.50	0.07	0.54
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.51)	(0.55)	(0.59)	(0.60)
Tax return of capital distributions	(0.02)	-	-	-	-
Total dividends and distributions	(0.49)	(0.51)	(0.55)	(0.59)	(0.60)
Net asset value, end of year	$8.90	$9.06	$9.16	$9.21	$9.73
Total Return(b):	3.73%	4.65%	5.68%	0.72%	5.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$273,521	$360,573	$560,800	$366,345	$413,957
Average net assets (000)	$303,566	$462,309	$425,721	$381,350	$354,627
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.00%	1.04%	1.08%	1.11%	1.09%
Expenses before waivers and/or expense reimbursement(d)	1.07% (e)	1.07%	1.08%	1.14%	1.14%
Net investment income (loss)	4.80%	4.67%	4.67%	4.70%	4.63%
Portfolio turnover rate(f)	67%	66%	58%	56%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to 0.25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual 12b-1 fees were reduced from 0.30% to 0.25% of the average daily net assets.

(e)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	61

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2018(a)	2017(a)	2016(a)	2015	2014(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$9.06	$9.15	$9.21	$9.73	$9.79
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.36	0.36	0.37	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.10)	(0.01)	0.06	(0.37)	0.08
Total from investment operations	0.26	0.35	0.42	-	0.46
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.44)	(0.48)	(0.52)	(0.52)
Tax return of capital distributions	(0.02)	-	-	-	-
Total dividends and distributions	(0.42)	(0.44)	(0.48)	(0.52)	(0.52)
Net asset value, end of year	$8.90	$9.06	$9.15	$9.21	$9.73
Total Return(b):	2.95%	3.98%	4.78%	(0.02)%	4.77%

Ratios/Supplemental Data:
Net assets, end of year (000)	$334,430	$374,417	$372,754	$286,999	$304,897
Average net assets (000)	$353,409	$377,098	$304,363	$298,555	$194,085
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.75%	1.78%	1.83%	1.86%	1.83%
Expenses before waivers and/or expense reimbursement	1.81% (d)	1.83%	1.83%	1.86%	1.83%
Net investment income (loss)	4.05%	3.92%	3.94%	3.95%	3.86%
Portfolio turnover rate(e)	67%	66%	58%	56%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

62

Class Z Shares
	Year Ended August 31,
	2018(a)	2017(a)	2016(a)	2015	2014(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$9.06	$9.16	$9.21	$9.73	$9.79
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.45	0.44	0.47	0.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.09)	(0.01)	0.08	(0.38)	0.08
Total from investment operations	0.36	0.44	0.52	0.09	0.56
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.54)	(0.57)	(0.61)	(0.62)
Tax return of capital distributions	(0.02)	-	-	-	-
Total dividends and distributions	(0.51)	(0.54)	(0.57)	(0.61)	(0.62)
Net asset value, end of year	$8.91	$9.06	$9.16	$9.21	$9.73
Total Return(b):	4.11%	4.91%	5.94%	0.98%	5.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,563,724	$1,609,403	$1,201,161	$656,491	$792,560
Average net assets (000)	$1,517,050	$1,414,559	$818,901	$675,793	$507,805
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.75%	0.78%	0.83%	0.86%	0.84%
Expenses before waivers and/or expense reimbursement	0.83% (d)	0.83%	0.83%	0.86%	0.84%
Net investment income (loss)	5.05%	4.92%	4.90%	4.96%	4.89%
Portfolio turnover rate(e)	67%	66%	58%	56%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield Income Fund	63

Financial Highlights (continued)

Class R6 Shares
	Year Ended August 31,			October 27, 2014(a) through August 31,
	2018(b)	2017(b)	2016(b)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$9.06	$9.16	$9.22	$9.59
Income (loss) from investment operations:
Net investment income (loss)	0.46	0.45	0.45	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.10)	(0.01)	0.07	(0.24)
Total from investment operations	0.36	0.44	0.52	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.54)	(0.58)	(0.52)
Tax return of capital distributions	(0.02)	-	-	-
Total dividends and distributions	(0.51)	(0.54)	(0.58)	(0.52)
Net asset value, end of period	$8.91	$9.06	$9.16	$9.22
Total Return(c):	4.15%	4.97%	5.92%	1.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$112,437	$58,356	$25,252	$16,690
Average net assets (000)	$86,373	$46,030	$29,782	$15,387
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.70%	0.71%	0.74%	0.77%	(e)
Expenses before waivers and/or expense reimbursement	0.75% (f)	0.72%	0.74%	0.77%	(e)
Net investment income (loss)	5.10%	4.97%	4.99%	4.77%	(e)
Portfolio turnover rate(g)	67%	66%	58%	56%	(h)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

64

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 15:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Short Duration High Yield Income Fund (formerly Prudential Short Duration High Yield Income Fund) (the Fund), a series of Prudential Investment Portfolios, Inc. 15, including the schedule of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended August 31, 2018, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 16, 2018

PGIM Short Duration High Yield Income Fund	65

Tax Information (unaudited)

For the year ended August 31, 2018, the Fund reports the maximum amount allowable but not less than 89.67% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2018.

66

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (60) Board Member Portfolios Overseen: 91	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon (66) Board Member Portfolios Overseen: 91	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (66) Board Member Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Short Duration High Yield Income Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Barry H. Evans (57) Board Member Portfolios Overseen: 90	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 91	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Independent Director Kabbage, Inc. (since July 2018) (financial services).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017
Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 91	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (75) Board Member Portfolios Overseen: 91	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Short Duration High Yield Income Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Brian K. Reid (56)# Board Member Portfolios Overseen: 90	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (56) Board Member & President Portfolios Overseen: 91	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen: 91	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
Grace C. Torres* (59) Board Member Portfolios Overseen: 90	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Short Duration High Yield Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004
Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018
Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

PGIM Short Duration High Yield Income Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration High Yield Income Fund1 (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Short Duration High Yield Income Fund is a series of Prudential Investment Portfolios, Inc. 15.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the

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day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the benchmark index is a better comparative source against which to evaluate the performance of the Fund than the Peer Universe. In this regard, the Board considered PGIM Investments’ assertion that the Peer Universe includes relatively few funds that utilize a short duration, high quality, high yield strategy similar to that of the Fund.

•

The Board also noted information from PGIM Investments indicating that, in light of the Fund’s investment strategies, the Fund would be expected to outperform relative to peers during risk off environments, such as 2015, when the Fund ranked in the first quartile relative to its Peer Universe, and would also be expected to outperform when interest rates move higher, such as in the first quarter of 2018, when the Fund also ranked in the first quartile relative to its Peer Universe.

•

The Board and PGIM Investments agreed to continue the existing expense cap, which (exclusive of certain fees and expenses) limits total annual fund operating expenses to 1.00% for Class A shares, 1.75% for Class C shares, 0.70% for Class R6 shares, and 0.75% for Class Z shares through December 31, 2018.

•	The Board concluded that, in light of the above and the Fund’s relatively short history, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration High Yield Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration High Yield Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION HIGH YIELD INCOME FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	HYSAX	HYSCX	HYSZX	HYSQX
CUSIP	74442J109	74442J208	74442J307	74442J406

* Formerly known as Class Q shares.

MF216E

PGIM HIGH YIELD FUND

(Formerly known as Prudential High Yield Fund)

ANNUAL REPORT

AUGUST 31, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Current income, and capital appreciation as a secondary objective

Highlights (unaudited)

•

The Fund benefited from very strong security selection, which accounted for all of the outperformance over the period, mostly driven by positioning in the electric utility, technology, and automotive sectors.

•	From an industry-selection standpoint, the Fund benefited from being underweight banking and overweight electric utilities. An overweight to cable & satellite also boosted returns.

•

Overall industry allocation was negative, albeit very modestly. An underweight to upstream energy, the best-performing industry, was the primary detractor from returns. An overweight to retailers & restaurants also hurt performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

PGIM High Yield Fund	3

Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not

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the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

- Not part of the Annual Report -

PGIM High Yield Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM High Yield Fund

October 15, 2018

*The Prudential Day One Funds did not change their names.

PGIM High Yield Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–1.07	4.72	7.33	—
Class B	–1.78	4.97	7.29	—
Class C	1.88	4.91	7.11	—
Class R	3.10	5.38	7.54	—
Class Z	3.87	5.94	8.13	—
Class R2	N/A	N/A	N/A	2.53** (12/27/17)
Class R4	N/A	N/A	N/A	2.71** (12/27/17)
Class R6*	4.00	6.05	N/A	6.97 (10/31/11)
Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index	3.41	5.61	8.41	—
Lipper High Yield Funds Average	2.60	4.39	6.81	—

	Average Annual Total Returns as of 8/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.60	5.69	7.83	—
Class B	3.10	5.13	7.29	—
Class C	2.86	4.91	7.11	—
Class R	3.10	5.38	7.54	—
Class Z	3.87	5.94	8.13	—
Class R2	N/A	N/A	N/A	2.53** (12/27/17)
Class R4	N/A	N/A	N/A	2.71** (12/27/17)
Class R6*	4.00	6.05	N/A	6.97 (10/31/11)
Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index	3.41	5.61	8.41	—
Lipper High Yield Funds Average	2.60	4.39	6.81	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2008) and the account values at the end of the current fiscal year (August 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**Not annualized

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM High Yield Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6**
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	0.75%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index—The Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar-denominated, non-convertible, fixed rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 6.80%. The cumulative total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is 1.96%.

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Lipper High Yield Funds Average—The Lipper High Yield Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Funds universe for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 5.71%. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is 1.26%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Credit Quality expressed as a percentage of total investments as of 8/31/18 (%)
AAA	6.1
BBB	3.5
BB	33.3
B	37.7
CCC	12.6
Not Rated	0.9
Cash/Cash Equivalents	5.7
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM High Yield Fund	11

Your Fund’s Performance (continued)

Distributions and Yields as of 8/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.32	5.42	5.42
Class B	0.30	5.27	5.27
Class C	0.28	5.01	5.01
Class R	0.31	5.35	5.10
Class Z	0.34	5.82	5.82
Class R2	0.22	5.56	4.77
Class R4	0.23	5.82	4.09
Class R6***	0.34	6.06	6.06

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***Formerly known as Class Q shares.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM High Yield Fund’s Class Z shares returned 3.87% during the 12-month reporting period that ended August 31, 2018, outperforming the 3.41% return of the Bloomberg Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) and outperforming the 2.60% return of the Lipper High Yield Funds Average.

What were market conditions?

•

2017 was not expected to be a good year for bonds. There was so much for the bond market to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began their respective stylized tapering. The US had its Republican sweep, bringing with it expectations for pro-cyclical fiscal stimuli and upside risks for Federal Reserve (Fed) rate hikes. All said, this confluence of events was expected to finally torpedo the decades-old bond bull market.

•

While European political fears turned out to be a bit overblown, all of the other fears were more or less grounded. The ECB and BoJ continued to reduce their purchases, fiscal stimulus in the US was on the way, and the world’s economy generally continued to improve. But thanks to positive yield curves lending a little yield and roll-down advantage relative to cash, coupled with a little more spread tightening (i.e., narrower spreads between yields on U.S. Treasuries versus other types of bonds with comparable maturities), 2017 confounded many of the initial expectations and turned out to be yet another solid year for fixed income. Broad benchmarks generally outperformed cash and, as many expected, the higher-yielding sectors turned in particularly impressive performances.

•

The markets struggled at the end of the period as the fears on the trade and political fronts that emerged early in 2018 were realized in the second quarter to varying degrees, while the long shadow of quantitative tightening continued to stretch across the markets. The trade conflicts started getting uneasy at the G20 but then became real as US barbs were met with tit-for-tat measures, which PGIM Fixed Income believes are at risk of intensifying during the third quarter of this year and beyond. (The G20, or Group of Twenty, is an international forum for governments representing 19 of the world’s largest economies and the European Union.) The results from the elections in Italy in the first quarter of 2018 transformed into a market nightmare in the second quarter as renegade parties entered a coalition with a platform that appeared to jeopardize Italy’s finances and its relationship with Europe. Meanwhile, emerging market developments, including elections in Turkey and Mexico, raised concerns about the potential rise in policy heterodoxy. Over the first half of 2018, these concerns fueled a continued widening of spreads from the tight spreads in the first quarter, which may have gotten a bit ahead of fundamentals.

•	The US high yield market held up reasonably well as other fixed income categories retreated and experienced a bout of volatility. Strong earnings growth, minimal defaults,

PGIM High Yield Fund	13

Strategy and Performance Overview (continued)

and a relatively light new issue calendar within an improving US economy supported the high yield asset class. Despite lower valuations on average across the high yield universe of bonds, spreads grinded tighter, closing the period near post-crisis lows. Over the period, the Index returned 3.41%, with an excess return to US Treasuries of 439 basis points (bps). (A basis point equals 0.01%.) The yield to worst of the Index ended at 6.29%, 68 bps higher. (The yield to worst is the lowest potential yield that can be received on a portfolio of bonds without the issuers defaulting.)

•

Lower-quality credits outperformed, a theme consistent from the prior period. Credits rated CCC and single-B outperformed the Index, while BB credits lagged the broader market. Energy, electric utilities, and food & drug rounded out the best-performing industries. Sectors that lagged included automotive, consumer products, and cable.

•

The Moody’s 12-month US speculative-grade default rate ended the period at 3.4%, down from 3.5% one year earlier. While defaults were largely muted over the last four months of the period, most of the defaults in 2018 have occurred in energy, retail, and consumer products. PGIM Fixed Income believes stress for companies in retail will likely continue throughout the remainder of the year. Moody’s expects defaults to be mild in the US over the next 12 months and forecasts the default rate will be 2.6% come the end of the year.

What worked?

•

The Fund benefited from very strong security selection, which accounted for all of the outperformance over the period, mostly driven by positioning in the electric utility, technology, and automotive sectors.

•

Within electric utilities, overweights to NRG Energy and Vistra Energy Corp were the top contributors to returns. Within technology, overweights to Mcafee, BMC Software, and Exela Technologies were the overall largest single-name contributors.

•

Other single-name contributors included overweights to Hexion (chemicals), Bombardier (aerospace/defense), and TPC Holdings (chemicals). A few notable single-name underweights that added value were the avoidance of ATD Corp (automotive) and Intesa Sanpaolo (banking).

•	From an industry-selection standpoint, the Fund benefited from being underweight banking and overweight electric utilities. An overweight to cable & satellite also boosted returns.

What didn’t work?

•

Overall industry allocation was negative, albeit very modestly. An underweight to upstream energy, the best-performing industry, was the primary detractor from returns. An overweight to retailers & restaurants also hurt performance.

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•

Security selection within cable & satellite and telecom were also a drag on performance. The largest single-name detractors from returns included overweights to Community Health Systems (healthcare & pharmaceuticals) and Dish (cable & satellite).

Did the Fund use derivatives, and how did they affect performance?

•	The Fund utilized US Treasury and Euro bund futures to hedge interest rate risk relative to the Index. The futures helped to immunize any impact from fluctuations in interest rates.

•

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives helped immunize any impact from fluctuating currencies outside the US dollar.

Current outlook

•

PGIM Fixed Income maintains a neutral view of high yield overall, with the belief that solid fundamentals (strong earnings and low defaults) and favorable technicals (limited net supply and persistent institutional demand from Asia) appear to be almost fully priced in. PGIM Fixed Income is concerned about the timing of the next recession, with the view that this will be the key driver of high yield returns over the next 12 months and gives PGIM Fixed Income reservations to be bullish on the asset class. In particular, PGIM Fixed Income no longer views credits rated “CCC” as the most attractive risk category.

•

Key positioning themes include an overweight to electric & water and underweights to finance & insurance and energy. The Fund is also underweight the healthcare & pharmaceutical and consumer sectors. Overweights include building materials & construction, technology, and capital goods.

PGIM High Yield Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over

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the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM High Yield Fund		Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,025.10	0.79%	$4.03
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02
Class B	Actual	$1,000.00	$1,022.60	1.26%	$6.42
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Class C	Actual	$1,000.00	$1,021.40	1.50%	$7.64
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class R	Actual	$1,000.00	$1,021.70	1.09%	$5.55
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55
Class Z	Actual	$1,000.00	$1,026.40	0.56%	$2.86
	Hypothetical	$1,000.00	$1,022.38	0.56%	$2.85
Class R2	Actual	$1,000.00	$1,024.50	0.91%	$4.64
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
Class R4	Actual	$1,000.00	$1,025.90	0.66%	$3.37
	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36
Class R6**	Actual	$1,000.00	$1,027.10	0.41%	$2.09
	Hypothetical	$1,000.00	$1,023.14	0.41%	$2.09

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM High Yield Fund	17

Schedule of Investments

as of August 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 92.3%

ASSET-BACKED SECURITIES 6.0%

Collateralized Loan Obligations
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.100%	3.439	%(c)	07/15/26	23,000	$22,999,800
ALM Ltd. (Cayman Islands), Series 2015-12A, Class A1R2, 144A, 3 Month LIBOR + 0.890%	3.229	(c)	04/16/27	23,000	22,949,232
Atrium (Cayman Islands), Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830%	3.177	(c)	04/22/27	50,000	49,728,935
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2015-VIIA, Class A1AR, 144A, 3 Month LIBOR + 0.780%	3.113	(c)	07/18/27	30,000	29,832,234
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.589	(c)	10/15/30	20,000	20,025,854
CBAM Ltd. (Cayman Islands), Series 2018-6A, Class A, 144A, 3 Month LIBOR + 0.940%	3.330	(c)	07/15/31	29,000	28,920,378
OCP CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1R, 144A, 3 Month LIBOR + 0.800%	3.139	(c)	07/15/27	20,000	19,899,016
Regatta Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.020%	3.355	(c)	07/25/26	40,000	39,991,336
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.250%	3.589	(c)	10/15/26	25,000	25,004,105
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.170%	3.484	(c)	05/15/26	40,005	40,014,024
Sound Point CLO Ltd. (Cayman Islands), Series 2015-2A, Class AR, 144A, 3 Month LIBOR + 0.880%	3.228	(c)	07/20/27	50,000	49,835,905
Venture CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	3.219	(c)	07/15/27	50,000	49,846,800
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-1A, Class AR, 144A, 3 Month LIBOR + 0.910%	3.258	(c)	04/20/28	3,000	2,984,442
Zais CLO Ltd. (Cayman Islands), Series 2016-2A, Class A1, 144A, 3 Month LIBOR + 1.530%	3.869	(c)	10/15/28	20,000	20,005,034

See Notes to Financial Statements.

PGIM High Yield Fund	19

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Zais CLO Ltd. (Cayman Islands), (cont’d.)
Series 2018-2A, Class A, 144A, 3 Month LIBOR + 1.200%	3.720	%(c)	07/20/31	30,000	$29,995,965

TOTAL ASSET-BACKED SECURITIES (cost $453,077,007)					452,033,060

BANK LOANS 3.3%

Computers 0.3%
Banff Merger Sub, Inc., Term Loan	—	(p)	06/28/25	24,550	24,557,365

Insurance 0.2%
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%^	8.576	(c)	08/04/25	11,200	11,536,000

Mining 0.1%
Aleris International, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 4.750%	6.826	(c)	02/27/23	8,925	9,043,997

Miscellaneous Manufacturing 0.3%
Solenis International, L.P., Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%	10.811	(c)	06/18/24	25,365	24,921,112

Oil, Gas & Coal 0.2%
EG America, LLC, Second Lien Facility (USD), 2 Month LIBOR + 8.000%	10.221	(c)	03/23/26	11,975	11,805,350

Technology 1.5%
Almonde, Inc., Dollar Term Loan (Second Lien), 1 Month LIBOR + 7.250%	9.326	(c)	06/13/25	15,640	15,335,020
Kronos, Inc., Second Lien Initial Term Loan, 3 Month LIBOR + 8.250%	10.593	(c)	11/01/24	7,500	7,678,125
McAfee, LLC,
Closing Date USD Term Loan, 1 Month LIBOR + 4.500%	6.573	(c)	09/30/24	41,561	41,863,623
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.573	(c)	09/29/25	45,675	46,474,313

					111,351,081

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Telecommunications 0.7%
Intelsat Jackson Holdings SA (Luxembourg), Tranche B-5 Term Loan	6.625%		01/02/24	12,305	$12,858,725
Numericable US LLC, USD TLB-13 Incremental Term Loan, 3 Month LIBOR + 4.000%	6.067	(c)	01/31/26	40,700	39,568,052

					52,426,777

TOTAL BANK LOANS (cost $242,003,214)					245,641,682

CORPORATE BONDS 82.9%

Advertising 0.1%
Acosta, Inc., Sr. Unsec’d. Notes, 144A	7.750		10/01/22	9,405	4,255,762
Mood Media Borrower LLC/Mood Media Co-Issuer, Inc., Sec’d. Notes, 6 Month LIBOR + 14.000%	16.501	(c)	07/01/24	2,070	2,038,838
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes	5.875		03/15/25	1,700	1,714,875

					8,009,475

Aerospace & Defense 1.9%
Arconic, Inc., Sr. Unsec’d. Notes(a)	5.125		10/01/24	5,000	5,022,500
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	5.750		03/15/22	1,413	1,416,533
Sr. Unsec’d. Notes, 144A	6.125		01/15/23	1,207	1,216,053
Sr. Unsec’d. Notes, 144A(a)	7.500		12/01/24	58,850	61,866,062
Sr. Unsec’d. Notes, 144A	8.750		12/01/21	36,800	40,480,000
TransDigm UK Holdings PLC, Gtd. Notes, 144A	6.875		05/15/26	8,875	9,106,371
TransDigm, Inc.,
Gtd. Notes(a)	6.375		06/15/26	15,650	15,816,281
Gtd. Notes(a)	6.500		07/15/24	4,830	4,908,487

					139,832,287

Agriculture 0.2%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125		02/01/25	12,902	12,353,665

See Notes to Financial Statements.

PGIM High Yield Fund	21

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Auto Manufacturers 0.6%
Allison Transmission, Inc., Sr. Unsec’d. Notes, 144A(a)	4.750%	10/01/27	5,350	$5,029,000
JB Poindexter & Co., Inc., Sr. Unsec’d. Notes, 144A	7.125	04/15/26	7,225	7,468,844
Mclaren Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A(a)	5.750	08/01/22	2,325	2,281,615
Navistar International Corp., Gtd. Notes, 144A	6.625	11/01/25	31,375	32,630,000

				47,409,459

Auto Parts & Equipment 1.6%
Adient Global Holdings Ltd., Gtd. Notes, 144A(a)	4.875	08/15/26	26,100	23,490,000
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	04/01/25	6,650	6,616,750
Gtd. Notes(a)	6.250	03/15/26	20,275	19,996,219
Gtd. Notes(a)	6.500	04/01/27	4,200	4,158,000
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625	11/15/26	23,602	23,247,970
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A(a)	6.500	06/01/26	24,852	25,504,365
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, 144A, Cash coupon 4.750% or PIK 5.500%	4.750	09/15/26	2,725	2,588,750
Meritor, Inc., Gtd. Notes	6.250	02/15/24	2,375	2,413,332
Titan International, Inc., Sr. Sec’d. Notes(a)	6.500	11/30/23	13,300	13,067,250

				121,082,636

Banks 0.3%
CIT Group, Inc.,
Sr. Unsec’d. Notes	5.000	08/15/22	5,450	5,559,000
Sub. Notes	6.125	03/09/28	15,175	15,857,875

				21,416,875

Beverages 0.2%
Cott Holdings, Inc. (Canada), Gtd. Notes, 144A	5.500	04/01/25	12,650	12,388,778

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Building Materials 1.5%
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A	5.700%	01/11/25	6,535	$6,551,337
Sr. Sec’d. Notes, 144A(a)	7.750	04/16/26	1,850	2,011,875
Griffon Corp., Gtd. Notes	5.250	03/01/22	34,450	33,986,647
Masonite International Corp., Sr. Unsec’d. Notes, 144A	5.750	09/15/26	7,625	7,701,250
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	13,778	12,817,673
Sr. Unsec’d. Notes, 144A(a)	5.375	11/15/24	3,710	3,714,638
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes(a)	6.125	07/15/23	14,440	14,638,550
Gtd. Notes	8.500	04/15/22	5,025	5,370,469
Gtd. Notes, 144A	5.125	06/01/25	3,125	2,953,125
U.S. Concrete, Inc., Gtd. Notes(a)	6.375	06/01/24	20,373	20,551,264

				110,296,828

Chemicals 3.5%
Alpha 2 BV (Germany), Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%(a)	8.750	06/01/23	12,600	12,631,500
Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom), Gtd. Notes, 144A	6.250	02/01/25	4,925	4,851,125
Ashland LLC, Gtd. Notes	6.875	05/15/43	23,679	24,685,357
Chemours Co. (The),
Gtd. Notes(a)	5.375	05/15/27	4,900	4,814,250
Gtd. Notes(a)	6.625	05/15/23	13,120	13,743,200
Gtd. Notes(a)	7.000	05/15/25	9,960	10,632,300
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750	08/15/24	13,630	13,561,850
Hexion, Inc.,
Sec’d. Notes, 144A(a)	13.750	02/01/22	14,465	12,873,850
Sr. Sec’d. Notes, 144A(a)	10.375	02/01/22	7,465	7,345,784
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24	2,820	2,756,550
Sr. Unsec’d. Notes, 144A(a)	5.000	05/01/25	4,100	3,956,500
Sr. Unsec’d. Notes, 144A(a)	5.250	06/01/27	32,783	31,143,850
Olin Corp., Sr. Unsec’d. Notes	5.000	02/01/30	1,640	1,566,200

See Notes to Financial Statements.

PGIM High Yield Fund	23

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Platform Specialty Products Corp.,
Gtd. Notes, 144A	5.875%	12/01/25	15,725	$15,607,062
Gtd. Notes, 144A	6.500	02/01/22	5,435	5,557,288
PQ Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/22	3,525	3,683,625
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	26,039	26,689,975
TPC Group, Inc., Sr. Sec’d. Notes, 144A	8.750	12/15/20	29,470	29,470,000
Tronox Finance PLC, Gtd. Notes, 144A(a)	5.750	10/01/25	4,725	4,547,813
Tronox, Inc., Gtd. Notes, 144A(a)	6.500	04/15/26	17,725	17,370,500
Venator Finance Sarl/Venator Materials LLC, Gtd. Notes, 144A	5.750	07/15/25	21,257	19,822,152

				267,310,731

Coal 0.2%
Warrior Met Coal, Inc., Sr. Sec’d. Notes, 144A	8.000	11/01/24	12,450	12,823,500

Commercial Services 2.5%
Ashtead Capital, Inc. (United Kingdom),
Sec’d. Notes, 144A	4.125	08/15/25	3,275	3,152,188
Sec’d. Notes, 144A	4.375	08/15/27	6,500	6,264,375
Laureate Education, Inc., Gtd. Notes, 144A(a)	8.250	05/01/25	67,351	72,654,891
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A(a)	5.000	04/15/22	13,750	13,351,937
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	53,030	50,544,219
Gtd. Notes(a)	5.500	05/15/27	10,975	10,947,563
Gtd. Notes	5.875	09/15/26	19,075	19,647,250
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A	9.750	08/15/26	12,025	12,322,017

				188,884,440

Computers 1.6%
Banff Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	9.750	09/01/26	34,625	34,711,562

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Computers (cont’d.)
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A(a)	5.875%	06/15/21	4,000	$4,115,660
Gtd. Notes, 144A	7.125	06/15/24	1,290	1,379,075
Everi Payments, Inc., Gtd. Notes, 144A(a)	7.500	12/15/25	12,906	13,112,496
Exela Intermediate LLC/Exela Finance, Inc., Sr. Sec’d. Notes, 144A	10.000	07/15/23	14,159	14,831,552
NCR Corp., Gtd. Notes(a)	6.375	12/15/23	9,663	9,699,236
West Corp., Gtd. Notes, 144A(a)	8.500	10/15/25	39,652	36,083,320
Western Digital Corp., Gtd. Notes	4.750	02/15/26	4,650	4,559,000

				118,491,901

Distribution/Wholesale 0.5%
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.250	07/15/22	6,645	6,595,163
Gtd. Notes	7.000	06/15/23	18,670	18,763,350
H&E Equipment Services, Inc., Gtd. Notes	5.625	09/01/25	9,600	9,530,880

				34,889,393

Diversified Financial Services 2.3%
Alliance Data Systems Corp., Gtd. Notes, 144A	5.375	08/01/22	12,765	12,828,825
LPL Holdings, Inc., Gtd. Notes, 144A	5.750	09/15/25	16,475	16,104,312
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	9.125	07/15/26	52,575	54,743,719
Navient Corp.,
Sr. Unsec’d. Notes(a)	6.625	07/26/21	3,350	3,488,188
Sr. Unsec’d. Notes(a)	7.250	09/25/23	6,675	7,042,125
Sr. Unsec’d. Notes, MTN(a)	8.000	03/25/20	7,300	7,739,825
Springleaf Finance Corp.,
Gtd. Notes	6.000	06/01/20	8,225	8,430,625
Gtd. Notes	6.875	03/15/25	14,925	14,929,477
Gtd. Notes	7.125	03/15/26	14,800	14,727,036
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec’d. Notes, 144A(a)	6.750	06/01/25	11,825	11,499,813

See Notes to Financial Statements.

PGIM High Yield Fund	25

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Travelport Corporate Finance PLC, Sr. Sec’d. Notes, 144A	6.000%	03/15/26	14,450	$14,702,875
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec’d. Notes, 144A	6.750	06/15/22	5,925	6,102,750

				172,339,570

Electric 3.9%
AES Corp., Sr. Unsec’d. Notes(a)	4.875	05/15/23	900	911,250
Calpine Corp.,
Sr. Unsec’d. Notes(a)	5.375	01/15/23	8,675	8,241,250
Sr. Unsec’d. Notes	5.500	02/01/24	23,370	21,453,193
Sr. Unsec’d. Notes(a)	5.750	01/15/25	71,819	65,175,742
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875	06/15/17	32,562	22,223,565
Sr. Unsec’d. Notes(d)	9.500	10/15/18	4,375	2,947,656
Sr. Unsec’d. Notes(d)	9.875	10/15/20	33,897	22,795,732
Mirant Corp., Bonds, 144A(d)^	7.400	07/15/49	2,675	2,675
NRG Energy, Inc.,
Gtd. Notes	6.250	07/15/22	721	744,433
Gtd. Notes(a)	6.250	05/01/24	6,663	6,896,205
Gtd. Notes	6.625	01/15/27	1,155	1,208,419
Gtd. Notes(a)	7.250	05/15/26	15,875	17,065,625
Gtd. Notes, 144A(a)	5.750	01/15/28	12,050	12,170,500
NRG REMA LLC, Pass-Through Certificates, Series C	9.681	07/02/26	10,931	7,706,056
Red Oak Power LLC, Sr. Sec’d. Notes, Series B	9.200	11/30/29	200	227,250
Vistra Energy Corp.,
Gtd. Notes(a)	5.875	06/01/23	8,375	8,615,781
Gtd. Notes	7.375	11/01/22	32,575	33,918,719
Gtd. Notes(a)	7.625	11/01/24	30,767	33,074,525
Vistra Operations Co. LLC, Sr. Unsec’d. Notes, 144A	5.500	09/01/26	30,375	30,783,544

				296,162,120

Electronics 0.1%
Itron, Inc., Gtd. Notes, 144A	5.000	01/15/26	6,325	6,028,990

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Engineering & Construction 1.0%
AECOM,
Gtd. Notes	5.125%	03/15/27	11,625	$11,421,562
Gtd. Notes(a)	5.875	10/15/24	8,925	9,526,456
Pisces Midco, Inc., Gtd. Notes, 144A(a)	8.000	04/15/26	18,200	18,655,000
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000	07/15/23	11,850	12,768,375
TopBuild Corp., Gtd. Notes, 144A	5.625	05/01/26	20,455	20,250,450

				72,621,843

Entertainment 3.2%
AMC Entertainment Holdings, Inc.,
Gtd. Notes(a)	5.750	06/15/25	9,925	9,633,503
Gtd. Notes(a)	5.875	11/15/26	26,375	25,715,625
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A(a)	5.250	10/15/25	37,065	35,443,406
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000	06/15/23	5,325	5,418,187
Churchill Downs, Inc., Gtd. Notes, 144A(a)	4.750	01/15/28	11,561	10,881,791
Cinemark USA, Inc., Gtd. Notes(a)	4.875	06/01/23	4,591	4,533,612
Eldorado Resorts, Inc., Gtd. Notes(a)	6.000	04/01/25	1,650	1,676,813
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375	04/15/26	3,650	3,790,343
International Game Technology PLC, Sr. Sec’d. Notes, 144A(a)	6.500	02/15/25	20,106	21,111,300
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	9,355	9,869,525
National CineMedia LLC,
Sr. Sec’d. Notes(a)	6.000	04/15/22	4,725	4,795,875
Sr. Unsec’d. Notes	5.750	08/15/26	20,160	18,849,600
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A(a)	5.625	01/15/27	6,125	5,900,029
Pinnacle Entertainment, Inc., Sr. Unsec’d. Notes	5.625	05/01/24	11,200	11,760,000
Scientific Games International, Inc., Gtd. Notes	6.625	05/15/21	24,065	23,824,350

See Notes to Financial Statements.

PGIM High Yield Fund	27

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Scientific Games International, Inc., (cont’d.)
Gtd. Notes	10.000%	12/01/22	40,966	$43,325,642
Sr. Sec’d. Notes, 144A(a)	5.000	10/15/25	7,625	7,243,750

				243,773,351

Environmental Control 0.1%
Advanced Disposal Services, Inc., Gtd. Notes, 144A	5.625	11/15/24	10,925	10,925,000

Foods 1.5%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Gtd. Notes(a)	5.750	03/15/25	19,830	17,946,150
B&G Foods, Inc.,
Gtd. Notes	4.625	06/01/21	2,150	2,139,250
Gtd. Notes(a)	5.250	04/01/25	6,900	6,701,625
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	5.750	06/15/25	32,250	30,476,250
Gtd. Notes, 144A	5.875	07/15/24	10,063	9,685,637
Gtd. Notes, 144A	7.250	06/01/21	1,425	1,441,031
Gtd. Notes, 144A(a)	7.250	06/01/21	13,803	13,958,284
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc., Sr. Unsec’d. Notes, 144A(a)	8.500	06/01/26	10,650	10,250,625
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A(a)	5.750	03/15/25	8,950	8,659,125
Sr. Unsec’d. Notes, 144A	5.875	09/30/27	16,500	15,675,000

				116,932,977

Forest Products & Paper 0.0%
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes	6.500	02/01/24	1,550	1,588,750

Gas 0.6%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	19,740	19,345,200
Sr. Unsec’d. Notes(a)	5.625	05/20/24	3,550	3,523,375
Sr. Unsec’d. Notes	5.875	08/20/26	9,700	9,627,250
Superior Plus LP/Superior General Partner, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.000	07/15/26	15,325	15,363,313

				47,859,138

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Products 0.3%
Mallinckrodt International Finance SA, Gtd. Notes(a)	4.750%	04/15/23	6,659	$5,776,682
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A(a)	5.500	04/15/25	15,923	13,594,261
Gtd. Notes, 144A(a)	5.625	10/15/23	6,006	5,352,848

				24,723,791

Healthcare-Services 3.9%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.125	07/01/22	4,486	4,508,430
Gtd. Notes(a)	5.625	02/15/23	4,520	4,610,400
Gtd. Notes(a)	6.125	03/15/21	2,870	2,891,525
Gtd. Notes(a)	6.500	03/01/24	8,503	8,811,234
CHS/Community Health Systems, Inc.,
Gtd. Notes(a)	6.875	02/01/22	54,562	27,826,620
Sec’d. Notes, 144A(a)	8.125	06/30/24	27,282	22,439,445
Sr. Sec’d. Notes	6.250	03/31/23	13,425	12,753,750
Encompass Health Corp.,
Gtd. Notes	5.125	03/15/23	1,525	1,521,188
Gtd. Notes	5.750	09/15/25	4,800	4,836,000
Hadrian Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	8.500	05/01/26	10,075	9,546,062
HCA, Inc.,
Gtd. Notes	5.375	02/01/25	40,932	41,399,853
Gtd. Notes	5.875	05/01/23	4,725	4,961,250
Gtd. Notes(a)	5.875	02/15/26	5,295	5,473,706
Gtd. Notes	7.500	12/15/23	12,480	13,681,200
Select Medical Corp., Gtd. Notes	6.375	06/01/21	17,321	17,494,210
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A(a)	6.750	07/01/25	7,785	7,512,525
Gtd. Notes, 144A(a)	8.875	04/15/21	7,800	8,121,750
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes	6.750	02/01/20	9,075	9,324,562
Sr. Unsec’d. Notes(a)	6.750	06/15/23	20,174	20,174,000
Sr. Unsec’d. Notes(a)	7.000	08/01/25	26,175	26,125,922
Sr. Unsec’d. Notes(a)	8.125	04/01/22	36,565	38,621,781

				292,635,413

See Notes to Financial Statements.

PGIM High Yield Fund	29

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders 3.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	6.750%	08/01/25	21,144	$19,729,889
AV Homes, Inc., Gtd. Notes	6.625	05/15/22	5,075	5,189,188
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	4,750	4,049,375
Gtd. Notes	6.750	03/15/25	10,425	9,747,375
Gtd. Notes	7.250	02/01/23	421	414,685
Gtd. Notes	8.750	03/15/22	6,451	6,819,933
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.375	05/15/25	12,275	12,182,937
KB Home,
Gtd. Notes	7.000	12/15/21	1,412	1,486,130
Gtd. Notes	7.500	09/15/22	525	557,813
Gtd. Notes(a)	7.625	05/15/23	11,575	12,372,517
Lennar Corp.,
Gtd. Notes(a)	4.750	05/30/25	9,098	8,950,158
Gtd. Notes(a)	4.750	11/29/27	3,025	2,885,094
Gtd. Notes(a)	4.875	12/15/23	4,575	4,580,719
Gtd. Notes(a)	5.250	06/01/26	12,800	12,667,904
Gtd. Notes	5.375	10/01/22	3,675	3,753,094
M/I Homes, Inc.,
Gtd. Notes	5.625	08/01/25	7,050	6,609,375
Gtd. Notes	6.750	01/15/21	5,550	5,674,209
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	6.500	10/01/25	12,654	12,466,721
Sr. Unsec’d. Notes, 144A	6.875	12/15/23	9,725	9,895,188
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	22,373	20,750,957
Gtd. Notes	6.000	06/01/25	14,125	14,230,937
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	6,692	6,792,380
PulteGroup, Inc.,
Gtd. Notes	5.000	01/15/27	16,950	16,144,875
Gtd. Notes	5.500	03/01/26	11,835	11,746,237
Shea Homes LP/Shea Homes Funding Corp., Gtd. Notes, 144A	6.125	04/01/25	6,510	6,412,350
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(a)	5.625	03/01/24	10,688	10,500,960
Gtd. Notes, 144A	5.875	04/15/23	11,954	11,957,586

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
William Lyon Homes, Inc.,
Gtd. Notes(a)	5.875%	01/31/25	24,370	$23,121,037
Gtd. Notes	7.000	08/15/22	9,844	10,028,575

				271,718,198

Home Furnishings 0.4%
Tempur Sealy International, Inc., Gtd. Notes(a)	5.500	06/15/26	30,122	29,368,950

Household Products/Wares 0.1%
Spectrum Brands, Inc., Gtd. Notes(a)	5.750	07/15/25	5,675	5,731,750

Housewares 0.1%
Scotts Miracle-Gro Co. (The),
Gtd. Notes(a)	5.250	12/15/26	8,828	8,386,600
Gtd. Notes	6.000	10/15/23	1,793	1,819,895

				10,206,495

Internet 0.1%
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes, 144A	5.750	01/15/27	7,675	7,694,188

Iron/Steel 0.8%
AK Steel Corp.,
Gtd. Notes(a)	6.375	10/15/25	10,160	9,448,800
Gtd. Notes(a)	7.000	03/15/27	9,154	8,673,415
Cleveland-Cliffs, Inc., Gtd. Notes(a)	5.750	03/01/25	29,115	28,592,677
United States Steel Corp., Sr. Unsec’d. Notes(a)	6.250	03/15/26	11,550	11,506,687

				58,221,579

Leisure Time 0.1%
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A(a)	7.250	02/01/25	8,100	8,798,625

See Notes to Financial Statements.

PGIM High Yield Fund	31

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Lodging 0.5%
Boyd Gaming Corp., Gtd. Notes(a)	6.000%	08/15/26	9,325	$9,394,938
Interval Acquisition Corp., Gtd. Notes	5.625	04/15/23	3,500	3,526,250
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A(a)	10.250	11/15/22	11,750	12,778,125
Sr. Sec’d. Notes, 144A	6.750	11/15/21	9,875	10,220,625
MGM Resorts International, Gtd. Notes(a)	6.000	03/15/23	2,700	2,803,005

				38,722,943

Machinery-Diversified 0.5%
ATS Automation Tooling Systems, Inc. (Canada), Gtd. Notes, 144A	6.500	06/15/23	8,927	9,217,128
Cloud Crane LLC, Sec’d. Notes, 144A	10.125	08/01/24	24,431	26,568,712
RBS Global, Inc./Rexnord LLC, Gtd. Notes, 144A(a)	4.875	12/15/25	6,300	6,063,750

				41,849,590

Media 10.0%
Altice France SA (France),
Sr. Sec’d. Notes, 144A	7.375	05/01/26	45,599	44,801,017
Sr. Sec’d. Notes, 144A	8.125	02/01/27	29,600	30,044,000
AMC Networks, Inc.,
Gtd. Notes	4.750	12/15/22	1,495	1,495,000
Gtd. Notes(a)	4.750	08/01/25	9,060	8,742,900
Belo Corp., Gtd. Notes	7.750	06/01/27	2,795	2,990,650
Block Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	6.875	02/15/25	6,065	6,187,816
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.125	02/15/23	10,096	10,108,620
Sr. Unsec’d. Notes	5.250	09/30/22	4,627	4,658,811
Sr. Unsec’d. Notes	5.750	01/15/24	1,950	1,983,794
Sr. Unsec’d. Notes, 144A(a)	5.000	02/01/28	29,580	27,702,557
Sr. Unsec’d. Notes, 144A	5.125	05/01/23	7,730	7,730,000
Sr. Unsec’d. Notes, 144A	5.375	05/01/25	5,775	5,738,906
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	2,685	2,651,438
Sr. Unsec’d. Notes, 144A(a)	5.750	02/15/26	10,073	10,073,000
Sr. Unsec’d. Notes, 144A	5.875	04/01/24	1,000	1,020,000

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
CCO Holdings LLC/CCO Holdings Capital Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A(a)	5.875%	05/01/27	26,282	$25,986,327
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	17,781	17,758,596
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	40,392	40,392,000
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	48,040	50,081,700
Sr. Unsec’d. Notes, 144A	7.750	07/15/25	30,637	32,590,109
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, Series A	6.500	11/15/22	12,553	12,788,369
Gtd. Notes, Series A	7.625	03/15/20	27,538	27,469,155
Gtd. Notes, Series B(a)	6.500	11/15/22	3,559	3,639,078
Gtd. Notes, Series B(a)	7.625	03/15/20	45,710	45,881,412
CSC Holdings LLC, Gtd. Notes, 144A(a)	5.375	02/01/28	18,075	17,323,984
DISH DBS Corp.,
Gtd. Notes(a)	5.875	07/15/22	3,075	2,952,000
Gtd. Notes(a)	7.750	07/01/26	125,791	113,526,377
Gray Television, Inc.,
Gtd. Notes, 144A(a)	5.125	10/15/24	2,408	2,359,840
Gtd. Notes, 144A(a)	5.875	07/15/26	18,708	18,708,000
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250	02/01/30	1,901	2,024,565
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500	04/15/21	7,094	7,147,205
Meredith Corp., Gtd. Notes, 144A(a)	6.875	02/01/26	17,941	18,165,262
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A(a)	6.875	08/15/23	11,345	11,926,431
Nexstar Broadcasting, Inc., Gtd. Notes, 144A(a)	5.625	08/01/24	6,075	5,969,903
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes(a)	5.750	01/15/23	13,841	14,325,435
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.625	02/15/25	3,086	2,885,410
Sr. Unsec’d. Notes, 144A(a)	6.875	02/15/23	23,183	22,371,595
Sinclair Television Group, Inc.,
Gtd. Notes	5.375	04/01/21	3,305	3,317,394
Gtd. Notes, 144A(a)	5.125	02/15/27	6,550	6,058,750
Gtd. Notes, 144A(a)	5.625	08/01/24	2,870	2,826,950
Gtd. Notes, 144A(a)	5.875	03/15/26	2,275	2,246,563

See Notes to Financial Statements.

PGIM High Yield Fund	33

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
TEGNA, Inc.,
Gtd. Notes(a)	6.375%	10/15/23	1,928	$1,997,890
Gtd. Notes, 144A(a)	5.500	09/15/24	2,250	2,289,375
Tribune Media Co., Gtd. Notes	5.875	07/15/22	14,485	14,702,275
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	05/15/23	21,760	20,672,000
Sr. Sec’d. Notes, 144A(a)	5.125	02/15/25	16,622	15,250,685
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25	7,025	6,937,890
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A(a)	5.750	01/15/25	2,500	2,409,375
Ziggo Bond Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A(a)	6.000	01/15/27	10,711	9,720,233
Ziggo BV (Netherlands), Sr. Sec’d. Notes, 144A	5.500	01/15/27	4,755	4,478,639

				755,109,281

Metal Fabricate/Hardware 0.5%
Novelis Corp.,
Gtd. Notes, 144A	5.875	09/30/26	9,538	9,288,104
Gtd. Notes, 144A	6.250	08/15/24	4,695	4,753,688
TriMas Corp., Gtd. Notes, 144A	4.875	10/15/25	4,730	4,552,625
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A	9.875	06/15/23	15,830	17,195,337

				35,789,754

Mining 1.8%
Constellium NV,
Gtd. Notes, 144A	5.875	02/15/26	7,875	7,717,500
Sr. Unsec’d. Notes, 144A(a)	6.625	03/01/25	13,205	13,436,087
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	21,085	19,819,900
Gtd. Notes, 144A(a)	6.875	03/01/26	3,000	2,793,750
Gtd. Notes, 144A	7.250	04/01/23	2,230	2,179,825
Gtd. Notes, 144A	7.500	04/01/25	9,660	9,297,750
Freeport-McMoRan, Inc.,
Gtd. Notes	3.550	03/01/22	3,365	3,247,225
Gtd. Notes(a)	3.875	03/15/23	18,485	17,768,706

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Mining (cont’d.)
Freeport-McMoRan, Inc., (cont’d.)
Gtd. Notes(a)	4.550%	11/14/24	6,225	$5,991,563
IAMGOLD Corp. (Canada), Gtd. Notes, 144A	7.000	04/15/25	17,256	17,342,280
International Wire Group, Inc., Sec’d. Notes, 144A	10.750	08/01/21	8,945	8,877,912
Kinross Gold Corp. (Canada), Gtd. Notes	5.950	03/15/24	5,413	5,561,858
Lundin Mining Corp. (Chile), Sr. Sec’d. Notes, 144A(a)	7.875	11/01/22	4,145	4,331,525
New Gold, Inc. (Canada), Gtd. Notes, 144A	6.250	11/15/22	23,920	21,229,000

				139,594,881

Miscellaneous Manufacturing 0.2%
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A(a)	7.875	11/01/24	12,225	11,781,844

Office/Business Equipment 0.2%
CDW LLC/CDW Finance Corp.,
Gtd. Notes(a)	5.000	09/01/25	2,900	2,881,875
Gtd. Notes	5.500	12/01/24	9,185	9,552,400

				12,434,275

Oil & Gas 8.5%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes(a)	7.875	12/15/24	22,534	22,111,487
Antero Resources Corp.,
Gtd. Notes(a)	5.000	03/01/25	17,290	17,419,675
Gtd. Notes(a)	5.375	11/01/21	7,175	7,291,594
Gtd. Notes	5.625	06/01/23	6,925	7,126,171
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A(a)	10.000	04/01/22	38,015	42,006,575
Centennial Resource Production LLC, Gtd. Notes, 144A	5.375	01/15/26	7,575	7,442,438
Chesapeake Energy Corp., Gtd. Notes(a)	8.000	06/15/27	56,421	57,126,262
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750	02/15/20	48,827	52,122,822
CNX Resources Corp., Gtd. Notes(a)	5.875	04/15/22	36,100	36,098,195

See Notes to Financial Statements.

PGIM High Yield Fund	35

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
CNX Resources Corp., (cont’d.)
Gtd. Notes	8.000%	04/01/23	3,827	$4,048,239
CrownRock LP/CrownRock Finance, Inc., Sr. Unsec’d. Notes, 144A	5.625	10/15/25	13,875	13,493,437
Denbury Resources, Inc., Sec’d. Notes, 144A	9.000	05/15/21	7,400	7,955,000
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes(a)	7.875	08/15/25	5,225	5,329,500
Diamondback Energy, Inc., Gtd. Notes(a)	5.375	05/31/25	13,600	13,906,000
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.750	01/30/28	12,015	11,984,963
Ensco PLC, Sr. Unsec’d. Notes	7.750	02/01/26	22,125	21,129,375
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A	5.625	02/01/26	24,975	23,382,844
Gtd. Notes, 144A	7.375	05/15/24	11,685	11,889,488
Halcon Resources Corp., Gtd. Notes(a)	6.750	02/15/25	17,236	16,094,115
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A(a)	5.750	10/01/25	15,220	15,105,850
Jones Energy Holdings LLC/Jones Energy Finance Corp., Sr. Sec’d. Notes, 144A	9.250	03/15/23	8,200	8,323,000
MEG Energy Corp. (Canada),
Gtd. Notes, 144A(a)	6.375	01/30/23	42,700	38,750,250
Gtd. Notes, 144A(a)	7.000	03/31/24	14,326	13,000,845
Nabors Industries, Inc., Gtd. Notes, 144A(a)	5.750	02/01/25	13,775	13,252,781
Newfield Exploration Co.,
Sr. Unsec’d. Notes(a)	5.375	01/01/26	9,625	10,034,063
Sr. Unsec’d. Notes(a)	5.750	01/30/22	1,906	2,010,830
Petrobras Global Finance BV (Brazil),
Gtd. Notes(a)	6.125	01/17/22	430	439,030
Gtd. Notes	7.375	01/17/27	5,705	5,657,649
Gtd. Notes	8.750	05/23/26	4,750	5,071,575
Gtd. Notes, 144A	5.299	01/27/25	2,720	2,499,136
Precision Drilling Corp. (Canada),
Gtd. Notes	7.750	12/15/23	5,650	5,974,875
Gtd. Notes, 144A(a)	7.125	01/15/26	12,758	13,124,792
QEP Resources, Inc.,
Sr. Unsec’d. Notes(a)	5.250	05/01/23	445	433,875
Sr. Unsec’d. Notes	5.375	10/01/22	2,300	2,312,190

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
QEP Resources, Inc., (cont’d.)
Sr. Unsec’d. Notes(a)	5.625%	03/01/26		4,475	$4,279,219
Range Resources Corp.,
Gtd. Notes(a)	4.875	05/15/25		16,700	15,990,250
Gtd. Notes(a)	5.000	03/15/23		1,450	1,418,535
Gtd. Notes	5.875	07/01/22		21,518	21,733,180
Seven Generations Energy Ltd. (Canada), Gtd. Notes, 144A(a)	5.375	09/30/25		8,250	8,002,500
Seventy Seven Energy, Inc., Sr. Unsec’d. Notes(d)^	6.500	07/15/22		1,800	18
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A	4.875	01/15/23		11,000	10,851,940
Gtd. Notes, 144A	5.500	02/15/26		11,550	11,059,125
Transocean Pontus Ltd., Sr. Sec’d. Notes, 144A(a)	6.125	08/01/25		5,925	6,043,500
Transocean, Inc., Gtd. Notes, 144A(a)	7.500	01/15/26		10,775	10,977,031
WPX Energy, Inc.,
Sr. Unsec’d. Notes	5.250	09/15/24		5,000	5,037,500
Sr. Unsec’d. Notes	5.750	06/01/26		5,625	5,674,219
Sr. Unsec’d. Notes	6.000	01/15/22		10,858	11,210,885
Sr. Unsec’d. Notes	8.250	08/01/23		11,490	13,041,150

					639,267,973

Oil & Gas Services 0.3%
Weatherford International LLC, Gtd. Notes, 144A(a)	9.875	03/01/25		18,300	17,156,250
Weatherford International Ltd., Gtd. Notes	9.875	02/15/24		2,275	2,149,875

					19,306,125

Packaging & Containers 1.2%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%(a)	7.125	09/15/23		33,616	34,078,220
ARD Securities Finance Sarl (Luxembourg), Sr. Sec’d. Notes, 144A, Cash coupon 8.750% or PIK 8.750%(a)	8.750	01/31/23		8,130	8,109,947
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A(a)	6.000	02/15/25		3,148	3,077,170
Gtd. Notes, 144A	6.750	05/15/24	EUR	1,000	1,254,368

See Notes to Financial Statements.

PGIM High Yield Fund	37

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), (cont’d.)
Gtd. Notes, 144A(a)	7.250%	05/15/24	21,925	$23,048,656
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(a)	6.375	08/15/25	5,108	5,235,700
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Gtd. Notes, 144A(a)	7.000	07/15/24	15,810	16,062,960

				90,867,021

Pharmaceuticals 1.3%
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(a)	5.500	03/01/23	3,450	3,252,074
Gtd. Notes, 144A	7.500	07/15/21	30,296	30,777,100
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	6.000	07/15/23	9,005	7,744,300
Gtd. Notes, 144A	6.000	02/01/25	21,080	17,443,700
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375	01/15/23	10,825	9,255,375
NVA Holdings, Inc., Gtd. Notes, 144A(a)	6.875	04/01/26	14,477	14,386,519
Vizient, Inc., Sr. Unsec’d. Notes, 144A	10.375	03/01/24	13,955	15,245,837

				98,104,905

Pipelines 2.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes	5.375	09/15/24	4,075	4,105,563
CNX Midstream Partners LP/CNX Midstream Finance Corp., Sr. Unsec’d. Notes, 144A	6.500	03/15/26	8,850	8,783,625
DCP Midstream Operating LP,
Gtd. Notes	5.600	04/01/44	8,581	8,237,760
Gtd. Notes, 144A	6.450	11/03/36	12,900	13,577,250
Energy Transfer Equity LP, Sr. Sec’d. Notes	7.500	10/15/20	10,800	11,623,500
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes	6.000	05/15/23	9,400	9,247,250
Gtd. Notes	6.750	08/01/22	5,575	5,686,500
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A(a)	4.875	08/15/27	8,325	8,389,435
Sr. Unsec’d. Notes, 144A	7.768	12/15/37	11,425	14,109,875

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	6.875%	04/15/40	35,968	$41,722,880
Sr. Unsec’d. Notes, 144A	7.500	07/15/38	7,665	9,121,350
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	09/15/24	8,650	8,844,625
Gtd. Notes, 144A	5.500	01/15/28	26,600	26,866,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	4.250	11/15/23	8,439	8,185,830
Gtd. Notes(a)	5.125	02/01/25	2,350	2,361,750
Gtd. Notes(a)	6.750	03/15/24	4,900	5,145,000

				186,008,193

Real Estate 0.9%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875	11/15/25	16,575	16,782,188
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25	19,315	18,880,412
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250	02/15/26	23,472	21,946,320
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A(a)	4.875	06/01/23	7,325	6,848,875
WeWork Cos., Inc., Gtd. Notes, 144A	7.875	05/01/25	3,550	3,439,595

				67,897,390

Real Estate Investment Trusts (REITs) 0.7%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes(a)	4.500	09/01/26	9,100	8,667,750
Gtd. Notes	4.500	01/15/28	14,800	13,644,120
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27	7,650	7,497,000
Gtd. Notes	5.250	08/01/26	5,450	5,450,000
Gtd. Notes	5.500	05/01/24	3,500	3,543,750

See Notes to Financial Statements.

PGIM High Yield Fund	39

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
MPT Operating Partnership LP/MPT Finance Corp., (cont’d.)
Gtd. Notes	6.375%	03/01/24	4,250	$4,480,775
Sabra Health Care LP, Gtd. Notes	5.125	08/15/26	5,886	5,711,642
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750	12/15/21	5,475	5,848,233

				54,843,270

Retail 4.4%
Beacon Roofing Supply, Inc.,
Gtd. Notes	6.375	10/01/23	7,350	7,552,125
Gtd. Notes, 144A(a)	4.875	11/01/25	19,225	17,735,063
Brinker International, Inc., Gtd. Notes, 144A(a)	5.000	10/01/24	5,650	5,452,250
Caleres, Inc., Gtd. Notes	6.250	08/15/23	6,429	6,589,725
CEC Entertainment, Inc., Gtd. Notes(a)	8.000	02/15/22	28,560	26,989,200
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes(a)	6.750	06/15/23	3,775	3,246,500
Sr. Unsec’d. Notes(a)	6.500	05/01/21	3,775	3,454,125
Sr. Unsec’d. Notes(a)	6.750	01/15/22	6,064	5,396,960
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes(a)	8.625	06/15/20	13,109	12,846,820
Sr. Unsec’d. Notes(a)	8.625	06/15/20	12,400	12,152,000
Golden Nugget, Inc.,
Gtd. Notes, 144A(a)	8.750	10/01/25	29,050	30,647,750
Sr. Unsec’d. Notes, 144A(a)	6.750	10/15/24	18,604	18,906,315
Hot Topic, Inc., Sr. Sec’d. Notes, 144A	9.250	06/15/21	9,280	9,001,600
L Brands, Inc.,
Gtd. Notes(a)	5.250	02/01/28	11,100	9,546,000
Gtd. Notes	6.750	07/01/36	26,650	21,719,750
Gtd. Notes(a)	6.875	11/01/35	14,630	12,183,864
PetSmart, Inc.,
Gtd. Notes, 144A	7.125	03/15/23	28,242	18,992,745
Sr. Sec’d. Notes, 144A	5.875	06/01/25	28,325	22,978,656
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A(a)	10.250	06/30/20	12,015	11,534,400
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125	04/01/23	37,455	33,604,626

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Retail (cont’d.)
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625%	12/01/25	21,982	$20,168,485
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.500	06/01/24	18,672	18,298,560

				328,997,519

Semiconductors 0.3%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625	06/15/22	6,125	6,199,786
Sensata Technologies BV,
Gtd. Notes, 144A(a)	4.875	10/15/23	6,075	6,075,000
Gtd. Notes, 144A	5.000	10/01/25	1,800	1,795,500
Gtd. Notes, 144A	5.625	11/01/24	950	983,250
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A(a)	6.250	02/15/26	5,054	5,313,018

				20,366,554

Software 4.1%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A(a)	8.125	07/15/21	91,523	93,555,726
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., Sr. Unsec’d. Notes, 144A	5.750	03/01/25	6,960	6,803,400
First Data Corp.,
Gtd. Notes, 144A(a)	7.000	12/01/23	79,843	83,076,641
Sec’d. Notes, 144A(a)	5.750	01/15/24	4,920	5,018,400
Infor Software Parent LLC/Infor Software Parent, Inc., Sr. Unsec’d. Notes, Cash coupon 7.125% or PIK 7.875%, 144A(a)	7.125	05/01/21	43,524	43,918,763
Infor US, Inc., Gtd. Notes	6.500	05/15/22	29,497	29,879,576
Informatica LLC, Sr. Unsec’d. Notes, 144A	7.125	07/15/23	4,865	4,950,138
Rackspace Hosting, Inc., Gtd. Notes, 144A(a)	8.625	11/15/24	5,625	5,537,109
RP Crown Parent LLC, Sr. Sec’d. Notes, 144A	7.375	10/15/24	33,286	34,357,809

				307,097,562

See Notes to Financial Statements.

PGIM High Yield Fund	41

Schedule of Investments (continued)

as of August 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Telecommunications 6.8%
Anixter, Inc., Gtd. Notes	5.500%	03/01/23	1,975	$2,063,875
C&W Senior Financing DAC (Ireland), Sr. Unsec’d. Notes, 144A	6.875	09/15/27	11,350	11,264,875
CenturyLink, Inc.,
Series G, Sr. Unsec’d. Notes	6.875	01/15/28	1,482	1,415,310
Sr. Unsec’d. Notes, Series S	6.450	06/15/21	25,015	26,015,600
Sr. Unsec’d. Notes, Series V	5.625	04/01/20	5,960	6,086,650
CommScope Technologies LLC, Gtd. Notes, 144A(a)	6.000	06/15/25	14,749	15,265,215
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A(a)	7.125	04/01/22	780	460,200
Sr. Unsec’d. Notes, 144A(a)	8.250	09/30/20	13,675	10,286,472
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A(a)	6.750	03/01/23	30,975	26,096,437
Sr. Unsec’d. Notes, 144A(a)	6.000	04/15/21	6,710	6,264,523
GTT Communications, Inc., Gtd. Notes, 144A(a)	7.875	12/31/24	37,512	35,448,840
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	9.750	07/15/25	27,320	28,925,050
Level 3 Financing, Inc.,
Gtd. Notes	5.125	05/01/23	5,500	5,488,120
Gtd. Notes(a)	5.250	03/15/26	6,517	6,387,312
Gtd. Notes	5.375	08/15/22	5,000	5,050,000
Gtd. Notes(a)	5.375	05/01/25	1,010	997,375
Gtd. Notes	5.625	02/01/23	2,000	2,024,420
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A	8.000	04/01/24	26,685	28,152,675
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28	37,295	37,015,287
Gtd. Notes	8.750	03/15/32	57,434	63,464,570
Sprint Corp.,
Gtd. Notes(a)	7.125	06/15/24	10,480	10,873,000
Gtd. Notes(a)	7.625	02/15/25	43,763	46,443,484
Gtd. Notes	7.875	09/15/23	7,417	7,982,546
T-Mobile USA, Inc.,
Gtd. Notes	6.000	03/01/23	5,000	5,146,000
Gtd. Notes	6.375	03/01/25	7,375	7,670,000
Gtd. Notes	6.500	01/15/26	8,720	9,218,697
ViaSat, Inc., Sr. Unsec’d. Notes, 144A	5.625	09/15/25	16,482	15,493,080

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A(a)	5.000%	01/20/26	66,784	$59,706,900
Xplornet Communications, Inc. (Canada), Gtd. Notes, 144A, Cash coupon 9.625% or PIK 10.625%	9.625	06/01/22	32,172	32,815,779

				513,522,292

Textiles 0.1%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC (China), Sr. Sec’d. Notes, 144A	7.500	05/01/25	8,575	8,553,563

Transportation 0.4%
Hornbeck Offshore Services, Inc.,
Gtd. Notes	5.000	03/01/21	3,625	2,610,000
Gtd. Notes	5.875	04/01/20	5,750	4,485,000
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc. (Greece), Sr. Sec’d. Notes, 144A	7.375	01/15/22	6,100	5,063,000
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.125	09/01/23	3,350	3,450,500
Gtd. Notes, 144A(a)	6.500	06/15/22	13,609	14,057,689

				29,666,189

Trucking & Leasing 0.9%
Avolon Holdings Funding Ltd. (Ireland), Gtd. Notes, 144A	5.500	01/15/23	25,150	25,841,625
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	5.000	08/01/24	4,675	4,593,188
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A	4.500	03/15/23	11,351	11,223,301
Gtd. Notes, 144A	5.250	08/15/22	5,290	5,389,187
Gtd. Notes, 144A	5.500	02/15/24	20,260	20,817,150

				67,864,451

TOTAL CORPORATE BONDS (cost $6,266,136,207)				6,240,166,271

See Notes to Financial Statements.

PGIM High Yield Fund	43

Schedule of Investments (continued)

as of August 31, 2018

Description	Shares	Value
COMMON STOCKS 0.1%

Independent Power & Renewable Electricity Producers 0.1%
Vistra Energy Corp.*	342,429	$8,060,779

Media 0.0%
Mood Media Corp.*^	669,375	133,875
Mood Media Corp.*^	546,428	109,285

		243,160

Oil, Gas & Consumable Fuels 0.0%
Ascent Resources - Marcellus LLC (Class A Stock)*^	35,140	107,177
Frontera Energy Corp. (Colombia)*	55,828	793,874

		901,051

TOTAL COMMON STOCKS (cost $11,114,819)		9,204,990

PREFERRED STOCKS 0.0%

Capital Markets 0.0%
Goldman Sachs Group, Inc. (The) Series K, (fixed to floating preferred), 6.375%	87,000	2,369,010

Construction Materials 0.0%
New Millennium Homes LLC*^	2,000	54,000

Media 0.0%
Adelphia Communications Corp. (Class A Stock)*^	20,000	20

TOTAL PREFERRED STOCKS (cost $2,193,416)		2,423,030

	Units

WARRANTS* 0.0%

Chemicals 0.0%
Hercules, Inc., expiring 03/31/29	230	—

See Notes to Financial Statements.

44

Description	Units	Value
WARRANTS (Continued)

Oil, Gas & Consumable Fuels 0.0%
Ascent Resources - Marcellus LLC, expiring 03/30/23^	229,837	$27,580
Ascent Resources - Marcellus LLC, expiring 03/30/23^	178,762	14,301

		41,881

TOTAL WARRANTS (cost $52,352)		41,881

TOTAL LONG-TERM INVESTMENTS (cost $6,974,577,015)		6,949,510,914

	Shares
SHORT-TERM INVESTMENTS 26.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	485,066,805	485,066,805
PGIM Institutional Money Market Fund (cost $1,483,862,443; includes $1,480,874,432 of cash collateral for securities on loan)(b)(w)	1,483,880,178	1,484,028,566

TOTAL SHORT-TERM INVESTMENTS (cost $1,968,929,248)		1,969,095,371

TOTAL INVESTMENTS 118.5% (cost $8,943,506,263)		8,918,606,285
Liabilities in excess of other assets(z) (18.5)%		(1,395,132,069)

NET ASSETS 100.0%		$7,523,474,216

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

Bobl—Bundesobligationen (German Government Bonds)

CLO—Collateralized Loan Obligation

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

REITs—Real Estate Investment Trusts

EUR—Euro

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $11,984,931 and 0.2% of net assets.

See Notes to Financial Statements.

PGIM High Yield Fund	45

Schedule of Investments (continued)

as of August 31, 2018

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,449,161,489; cash collateral of $1,480,874,432 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2018.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(p)	Interest rate not available as of August 31, 2018.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at August 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
1,461	2 Year U.S. Treasury Notes	Dec. 2018	$308,796,047	$2,976
864	5 Year U.S. Treasury Notes	Dec. 2018	97,976,250	26,986
2,291	10 Year U.S. Treasury Notes	Dec. 2018	275,528,547	216,780
135	20 Year U.S. Treasury Bonds	Dec. 2018	19,469,531	(40,326)
181	30 Year U.S. Ultra Treasury Bonds	Dec. 2018	28,835,562	(130,172)

				76,244

	Short Positions:
3	5 Year Euro-Bobl	Sep. 2018	460,529	(1,676)
1	10 Year Euro-Bund	Dec. 2018	186,626	(164)

				(1,840)

				$74,404

Cash of $4,950,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at August 31, 2018.

Forward foreign currency exchange contracts outstanding at August 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro, Expiring 09/05/18	Morgan Stanley	EUR	1,033	$1,211,014	$1,199,286	$—	$(11,728)

See Notes to Financial Statements.

46

Forward foreign currency exchange contracts outstanding at August 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/05/18	Morgan Stanley	EUR	1,033	$1,203,520	$1,199,285	$4,235	$—
Expiring 10/02/18	Morgan Stanley	EUR	1,033	1,213,456	1,201,716	11,740	—

				$2,416,976	$2,401,001	15,975	—

						$15,975	$(11,728)

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$452,033,060	$—
Bank Loans	—	234,105,682	11,536,000
Corporate Bonds	—	6,240,163,578	2,693
Common Stocks	8,854,653	—	350,337
Preferred Stocks	2,369,010	—	54,020
Warrants	—	—	41,881
Affiliated Mutual Funds	1,969,095,371	—	—
Other Financial Instruments*
Futures Contracts	74,404	—	—
OTC Forward Foreign Currency Exchange Contracts	—	4,247	—

Total	$1,980,393,438	$6,926,306,567	$11,984,931

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM High Yield Fund	47

Schedule of Investments (continued)

as of August 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2018 were as follows (unaudited):

Affiliated Mutual Funds (19.7% represents investments purchased with collateral from securities on loan)	26.2%
Media	10.0
Oil & Gas	8.5
Telecommunications	7.5
Collateralized Loan Obligations	6.0
Retail	4.4
Software	4.1
Electric	3.9
Healthcare-Services	3.9
Home Builders	3.6
Chemicals	3.5
Entertainment	3.2
Commercial Services	2.5
Pipelines	2.5
Diversified Financial Services	2.3
Mining	1.9
Computers	1.9
Aerospace & Defense	1.9
Auto Parts & Equipment	1.6
Foods	1.5
Technology	1.5
Building Materials	1.5
Pharmaceuticals	1.3
Packaging & Containers	1.2
Engineering & Construction	1.0
Real Estate	0.9
Trucking & Leasing	0.9
Iron/Steel	0.8
Real Estate Investment Trusts (REITs)	0.7
Gas	0.6
Auto Manufacturers	0.6
Machinery-Diversified	0.5
Lodging	0.5
Miscellaneous Manufacturing	0.5
Metal Fabricate/Hardware	0.5%
Distribution/Wholesale	0.5
Transportation	0.4
Home Furnishings	0.4
Healthcare-Products	0.3
Banks	0.3
Semiconductors	0.3
Oil & Gas Services	0.3
Coal	0.2
Office/Business Equipment	0.2
Beverages	0.2
Agriculture	0.2
Oil, Gas & Coal	0.2
Insurance	0.2
Environmental Control	0.1
Housewares	0.1
Leisure Time	0.1
Textiles	0.1
Independent Power & Renewable Electricity
Producers	0.1
Advertising	0.1
Internet	0.1
Electronics	0.1
Household Products/Wares	0.1
Capital Markets	0.0	*
Forest Products & Paper	0.0	*
Oil, Gas & Consumable Fuels	0.0	*
Construction Materials	0.0	*

	118.5
Liabilities in excess of other assets	(18.5)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

48

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$41,881		—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	15,975		Unrealized depreciation on OTC forward foreign currency exchange contracts	11,728
Interest rate contracts	Due from/to broker— variation margin futures	246,742	*	Due from/to broker— variation margin futures	172,338	*

		$304,598			$184,066

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Foreign exchange contracts	$—	$31,037
Interest rate contracts	(21,857,165)	—

Total	$(21,857,165)	$31,037

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Futures	Forward Currency Exchange Contracts
Equity contracts	$(10,471)	$—	$—

See Notes to Financial Statements.

PGIM High Yield Fund	49

Schedule of Investments (continued)

as of August 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Futures	Forward Currency Exchange Contracts
Foreign exchange contracts	$—	$—	$29,840
Interest rate contracts	—	(1,994,048)	—

Total	$(10,471)	$(1,994,048)	$29,840

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended August 31, 2018, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$631,646,995	$768,815	$1,232,009

Forward Foreign Currency Exchange Contracts— Sold(2)
$2,469,907

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$1,449,161,489	$(1,449,161,489)	$—

See Notes to Financial Statements.

50

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley	$15,975	$(11,728)	$4,247	$—	$4,247

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM High Yield Fund	51

Statement of Assets & Liabilities

as of August 31, 2018

Assets
Investments at value, including securities on loan of $1,449,161,489:
Unaffiliated investments (cost $6,974,577,015)	$6,949,510,914
Affiliated investments (cost $1,968,929,248)	1,969,095,371
Cash	77,381
Foreign currency, at value (cost $150,321)	156,264
Dividends and interest receivable	110,939,331
Receivable for Fund shares sold	19,977,407
Receivable for investments sold	16,868,965
Deposit with broker for futures	4,950,000
Due from broker—variation margin futures	457,502
Unrealized appreciation on OTC forward foreign currency exchange contracts	15,975

Total Assets	9,072,049,110

Liabilities
Payable to broker for collateral for securities on loan	1,480,874,432
Payable for investments purchased	39,434,518
Payable for Fund shares reacquired	20,666,284
Accrued expenses and other liabilities	3,794,417
Management fee payable	2,411,903
Dividends payable	631,974
Distribution fee payable	600,033
Affiliated transfer agent fee payable	149,605
Unrealized depreciation on OTC forward foreign currency exchange contracts	11,728

Total Liabilities	1,548,574,894

Net Assets	$7,523,474,216

Net assets were comprised of:
Common stock, at par	$13,824,291
Paid-in capital in excess of par	7,602,676,362

7,616,500,653
Undistributed net investment income	8,971,765
Accumulated net realized loss on investment and foreign currency transactions	(77,183,172)
Net unrealized depreciation on investments and foreign currencies	(24,815,030)

Net assets, August 31, 2018	$7,523,474,216

See Notes to Financial Statements.

52

Class A
Net asset value and redemption price per share, ($ 1,295,643,048 ÷ 238,324,534 shares of common stock issued and outstanding)	$5.44
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price to public	$5.70

Class B
Net asset value, offering price and redemption price per share,
($ 124,043,999 ÷ 22,844,743 shares of common stock issued and outstanding)	$5.43

Class C
Net asset value, offering price and redemption price per share,
($ 249,817,583 ÷ 46,013,241 shares of common stock issued and outstanding)	$5.43

Class R
Net asset value, offering price and redemption price per share,
($ 71,841,039 ÷ 13,220,321 shares of common stock issued and outstanding)	$5.43

Class Z
Net asset value, offering price and redemption price per share,
($ 3,670,684,278 ÷ 673,717,145 shares of common stock issued and outstanding)	$5.45

Class R2
Net asset value, offering price and redemption price per share,
($ 4,394,635 ÷ 807,644 shares of common stock issued and outstanding)	$5.44

Class R4
Net asset value, offering price and redemption price per share,
($ 1,963,352 ÷ 360,797 shares of common stock issued and outstanding)	$5.44

Class R6
Net asset value, offering price and redemption price per share,
($ 2,105,086,282 ÷ 387,140,630 shares of common stock issued and outstanding)	$5.44

See Notes to Financial Statements.

PGIM High Yield Fund	53

Statement of Operations

Year Ended August 31, 2018

Net Investment Income (Loss)
Income
Interest income	$438,295,872
Affiliated dividend income	5,295,433
Income from securities lending, net (including affiliated income of $1,959,635)	5,284,190
Unaffiliated dividend income	566,137

Total income	449,441,632

Expenses
Management fee	26,502,303
Distribution fee(a)	7,509,208
Shareholder servicing fee(a)	907
Transfer agent’s fees and expenses (including affiliated expense of $839,282)(a)	6,352,163
Shareholders’ reports	528,332
Custodian and accounting fees	514,284
Registration fees(a)	435,209
SEC registration fees	212,245
Directors’ fees	127,597
Legal fees and expenses	67,149
Audit fee	46,412
Miscellaneous	102,111

Total expenses	42,397,920
Less: Fee waiver and/or expense reimbursement(a)	(32,839)
Distribution fee waiver(a)	(178,420)

Net expenses	42,186,661

Net investment income (loss)	407,254,971

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(61,021))	11,647,114
Futures transactions	(21,857,165)
Forward currency contract transactions	31,037
Foreign currency transactions	(2,306)

(10,181,320)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $96,028)	(143,305,933)
Futures	(1,994,048)
Forward currency contracts	29,840
Foreign currencies	(2,760)

(145,272,901)

Net gain (loss) on investment and foreign currency transactions	(155,454,221)

Net Increase (Decrease) In Net Assets Resulting From Operations	$251,800,750

See Notes to Financial Statements.

54

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	3,320,673	1,065,843	2,585,797	535,259	—	1,636	—	—
Shareholder servicing fee	—	—	—	—	—	655	252	—
Transfer agent’s fees and expenses	1,779,740	130,448	213,841	109,041	4,094,511	1,021	383	23,178
Registration fees	42,910	18,237	25,414	18,575	221,590	16,346	16,346	75,791
Fee waiver and/or expense reimbursement	—	—	—	—	—	(16,456)	(16,383)	—
Distribution fee waiver	—	—	—	(178,420)	—	—	—	—

See Notes to Financial Statements.

PGIM High Yield Fund	55

Statements of Changes in Net Assets

	Year Ended August 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$407,254,971	$345,477,396
Net realized gain (loss) on investment and foreign currency transactions	(10,181,320)	34,741,279
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(145,272,901)	93,779,425

Net increase (decrease) in net assets resulting from operations	251,800,750	473,998,100

Dividends from net investment income
Class A	(77,758,149)	(81,898,191)
Class B	(7,643,669)	(9,729,400)
Class C	(13,311,231)	(13,937,118)
Class R	(3,975,941)	(3,606,415)
Class Z	(194,377,366)	(178,736,885)
Class R2	(39,555)	—
Class R4	(15,936)	—
Class R6	(117,518,238)	(63,863,614)

	(414,640,085)	(351,771,623)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	3,066,560,066	3,152,850,206
Net asset value of shares issued in reinvestment of dividends	375,749,809	313,291,889
Cost of shares reacquired	(2,062,702,073)	(2,069,091,628)

Net increase (decrease) in net assets from Fund share transactions	1,379,607,802	1,397,050,467

Total increase (decrease)	1,216,768,467	1,519,276,944

Net Assets:
Beginning of year	6,306,705,749	4,787,428,805

End of year(a)	$7,523,474,216	$6,306,705,749

(a) Includes undistributed/(distributions in excess of) net investment income of:	$8,971,765	$7,637,195

See Notes to Financial Statements.

56

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Company consists of two funds: PGIM High Yield Fund and PGIM Short Duration High Yield Income Fund. These financial statements relate only to the PGIM High Yield Fund (the “Fund”). Effective June 11, 2018, the Funds’ names were changed by replacing “Prudential” with “PGIM” and each Fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur

PGIM High Yield Fund	57

Notes to Financial Statements (continued)

when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally

58

classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at

PGIM High Yield Fund	59

Notes to Financial Statements (continued)

approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

60

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a

PGIM High Yield Fund	61

Notes to Financial Statements (continued)

participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified

62

threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

PGIM High Yield Fund	63

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fee, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain(loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the

64

administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million, 0.475% of the next $500 million, 0.45% of the next $750 million, 0.425% of the next $500 million, 0.40% of the next $500 million, 0.375% of the next $500 million and 0.35% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.39% for the year ended August 31, 2018.

PGIM Investments has contractually agreed, through December 31, 2019, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 0.91% of average daily net assets for Class R2 shares or 0.66% of average daily net assets for Class R4 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments has voluntarily agreed through August 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Effective September 1, 2018 this voluntary agreement became contractual through December 31, 2019. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

PGIM High Yield Fund	65

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 0.75%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through December 31, 2019 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 and R4 shares, a shareholder service fee at an annual rate of 0.10% of the average dally net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

PIMS has advised the Fund that it has received $1,673,832 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2018, it received $14,085, $94,123 and $25,859 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

66

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended August 31, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended August 31, 2018, PGIM, Inc. was compensated $1,064,785 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. The Fund also invests in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Funds and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2018, were $4,152,411,567 and $2,898,448,678, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year (000’s)	Cost of Purchases (000’s)	Proceeds from Sales (000’s)	Change in Unrealized Gain (Loss) (000’s)	Realized Gain (Loss) (000’s)	Value, End of Year (000’s)	Shares, End of Year (000’s)	Dividend Income (000’s)
PGIM Core Short-Term Bond Fund	$458	$6	$463	$20	$(21)	$—	—	$4
PGIM Core Ultra Short Bond Fund	381,826	1,869,569	1,766,328	—	—	485,067	485,067	5,291
PGIM Institutional Money Market Fund	1,365,498	2,143,193	2,024,698	76	(40)	1,484,029	1,483,880	1,960	**

	$1,747,782	$4,012,768	$3,791,489	$96	$(61)	$1,969,096	1,968,947	$7,255

PGIM High Yield Fund	67

Notes to Financial Statements (continued)

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended August 31, 2018, the adjustments were to increase undistributed net investment income by $8,719,684, decrease accumulated net realized loss on investment and foreign currency transactions by $41,136,855 and decrease paid-in capital in excess of par by $49,856,539 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities and currencies, paydown gains/losses, swaps, expiration of a capital loss carryforward and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended August 31, 2018 and August 31, 2017, the tax character of dividends paid by the Fund were $414,640,085 and $351,771,623 of ordinary income, respectively.

As of August 31, 2018, the accumulated undistributed earnings on a tax basis was $11,075,842 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$8,958,439,595	$137,708,216	$(177,462,875)	$(39,754,659)

The difference between book and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes, securities in default and other book to tax differences.

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Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. For the year ended August 31, 2018, approximately $49,857,000 of its capital loss carryforward was written off unused due to expiration. As of August 31, 2018, the Fund has a capital loss carryforward of approximately $63,716,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6 billion shares of common stock, with a par value of $0.01 per share. Of the Company’s authorized capital stock, 4.815 billion authorized shares have been allocated to the Fund and divided into nine classes, designated Class A, Class B, Class C, Class R, Class Z, Class T, Class R2, Class R4 and Class R6 common stock, each of which consists of 665 million, 50 million, 200 million, 150 million, 2.250 billion, 300 million,

PGIM High Yield Fund	69

Notes to Financial Statements (continued)

100 million, 100 million and 1 billion authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of August 31, 2018, Prudential, through its affiliate entities, including affiliated funds (if applicable), owned 1,885 Class R2 shares, 1,888 Class R4 shares, and 573,420 Class R6 shares of the Fund. At reporting period end, three shareholders of record held 45% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2018:
Shares sold	41,452,856	$227,190,349
Shares issued in reinvestment of dividends and distributions	12,026,313	65,810,112
Shares reacquired	(63,962,439)	(350,444,095)

Net increase (decrease) in shares outstanding before conversion	(10,483,270)	(57,443,634)
Shares issued upon conversion from other share class(es)	5,019,853	27,483,371
Shares reacquired upon conversion into other share class(es)	(4,359,054)	(23,861,398)

Net increase (decrease) in shares outstanding	(9,822,471)	$(53,821,661)

Year ended August 31, 2017:
Shares sold	69,794,827	$383,703,991
Shares issued in reinvestment of dividends and distributions	12,437,783	68,567,814
Shares reacquired	(57,506,574)	(315,978,567)

Net increase (decrease) in shares outstanding before conversion	24,726,036	136,293,238
Shares issued upon conversion from other share class(es)	3,515,000	19,267,367
Shares reacquired upon conversion into other share class(es)	(19,030,653)	(104,997,680)

Net increase (decrease) in shares outstanding	9,210,383	$50,562,925

Class B
Year ended August 31, 2018:
Shares sold	266,008	$1,470,659
Shares issued in reinvestment of dividends and distributions	1,175,286	6,425,312
Shares reacquired	(3,679,116)	(20,102,326)

Net increase (decrease) in shares outstanding before conversion	(2,237,822)	(12,206,355)
Shares reacquired upon conversion into other share class(es)	(4,381,449)	(23,996,383)

Net increase (decrease) in shares outstanding	(6,619,271)	$(36,202,738)

Year ended August 31, 2017:
Shares sold	243,104	$1,334,045
Shares issued in reinvestment of dividends and distributions	1,464,340	8,056,185
Shares reacquired	(3,850,309)	(21,135,939)

Net increase (decrease) in shares outstanding before conversion	(2,142,865)	(11,745,709)
Shares reacquired upon conversion into other share class(es)	(2,925,445)	(16,027,191)

Net increase (decrease) in shares outstanding	(5,068,310)	$(27,772,900)

70

Class C	Shares	Amount
Year ended August 31, 2018:
Shares sold	6,963,702	$38,156,539
Shares issued in reinvestment of dividends and distributions	2,184,739	11,936,819
Shares reacquired	(9,644,357)	(52,719,957)

Net increase (decrease) in shares outstanding before conversion	(495,916)	(2,626,599)
Shares reacquired upon conversion into other share class(es)	(1,468,942)	(8,038,162)

Net increase (decrease) in shares outstanding	(1,964,858)	$(10,664,761)

Year ended August 31, 2017:
Shares sold	11,322,593	$62,148,367
Shares issued in reinvestment of dividends and distributions	2,187,340	12,041,939
Shares reacquired	(8,858,269)	(48,639,772)

Net increase (decrease) in shares outstanding before conversion	4,651,664	25,550,534
Shares reacquired upon conversion into other share class(es)	(2,617,227)	(14,391,840)

Net increase (decrease) in shares outstanding	2,034,437	$11,158,694

Class R
Year ended August 31, 2018:
Shares sold	6,214,810	$33,933,000
Shares issued in reinvestment of dividends and distributions	732,744	4,004,529
Shares reacquired	(5,314,039)	(28,996,499)

Net increase (decrease) in shares outstanding	1,633,515	$8,941,030

Year ended August 31, 2017:
Shares sold	4,088,954	$22,491,522
Shares issued in reinvestment of dividends and distributions	653,205	3,600,947
Shares reacquired	(3,710,479)	(20,416,751)

Net increase (decrease) in shares outstanding	1,031,680	$5,675,718

Class Z
Year ended August 31, 2018:
Shares sold	367,472,874	$2,017,011,323
Shares issued in reinvestment of dividends and distributions	32,895,573	180,215,326
Shares reacquired	(215,791,963)	(1,183,369,604)

Net increase (decrease) in shares outstanding before conversion	184,576,484	1,013,857,045
Shares issued upon conversion from other share class(es)	5,490,592	30,124,848
Shares reacquired upon conversion into other share class(es)	(38,031,206)	(210,930,963)

Net increase (decrease) in shares outstanding	152,035,870	$833,050,930

Year ended August 31, 2017:
Shares sold	379,542,126	$2,089,294,027
Shares issued in reinvestment of dividends and distributions	28,815,764	159,072,958
Shares reacquired	(215,386,247)	(1,186,778,885)

Net increase (decrease) in shares outstanding before conversion	192,971,643	1,061,588,100
Shares issued upon conversion from other share class(es)	21,208,541	117,067,324
Shares reacquired upon conversion into other share class(es)	(179,717,035)	(990,223,059)

Net increase (decrease) in shares outstanding	34,463,149	$188,432,365

Class R2
Period ended August 31, 2018*:
Shares sold	828,234	$4,461,622
Shares issued in reinvestment of dividends and distributions	7,654	41,571
Shares reacquired	(28,244)	(153,128)

Net increase (decrease) in shares outstanding	807,644	$4,350,065

PGIM High Yield Fund	71

Notes to Financial Statements (continued)

Class R4	Shares	Amount
Period ended August 31, 2018*:
Shares sold	358,100	$1,932,289
Shares issued in reinvestment of dividends and distributions	3,105	16,881
Shares reacquired	(408)	(2,219)

Net increase (decrease) in shares outstanding	360,797	$1,946,951

Class R6
Year ended August 31, 2018:
Shares sold	135,389,864	$742,404,285
Shares issued in reinvestment of dividends and distributions	19,628,032	107,299,259
Shares reacquired	(78,047,021)	(426,914,245)

Net increase (decrease) in shares outstanding before conversion	76,970,875	422,789,299
Shares issued upon conversion from other share class(es)	37,913,483	209,624,787
Shares reacquired upon conversion into other share class(es)	(74,508)	(406,100)

Net increase (decrease) in shares outstanding	114,809,850	$632,007,986

Year ended August 31, 2017:
Shares sold	107,441,395	$593,878,254
Shares issued in reinvestment of dividends and distributions	11,174,918	61,952,046
Shares reacquired	(86,222,493)	(476,141,714)

Net increase (decrease) in shares outstanding before conversion	32,393,820	179,688,586
Shares issued upon conversion from other share class(es)	179,942,156	989,696,588
Shares reacquired upon conversion into other share class(es)	(70,878)	(391,509)

Net increase (decrease) in shares outstanding	212,265,098	$1,168,993,665

*	Commencement of offering was December 27, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA.

Subsequent to the reporting period end, the SCA has been renewed effective October 4, 2018 and will continue to provide a commitment of $900 million through October 3, 2019. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum

72

interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended August 31, 2018.

8. Other Risks

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Counterparty Risk: For the one year period beginning July 25, 2018 through July 24, 2019, the Fund entered into an exclusive securities lending arrangement with a single counterparty (i.e., the borrower) as the sole counterparty to the Fund’s portfolio for its securities lending activity. If the borrower defaults, the loaned securities may fail to be returned to the Fund. However, this risk is mitigated since the market value of the securities on loan is fully collateralized. Furthermore, the Fund’s securities lending agent indemnified the Fund against default by the borrower. Formerly, for the one year period beginning July 25, 2017 through July 24, 2018, the Fund had a similar exclusive securities lending arrangement that has now expired.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC

PGIM High Yield Fund	73

Notes to Financial Statements (continued)

derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or

74

guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM High Yield Fund	75

Financial Highlights

Class A Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.57	$5.45	$5.38	$5.80	$5.60
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.33	0.32	0.33	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12)	0.13	0.08	(0.41)	0.22
Total from investment operations	0.19	0.46	0.40	(0.08)	0.55
Less Dividends:
Dividends from net investment income	(0.32)	(0.34)	(0.33)	(0.34)	(0.35)
Net asset value, end of year	$5.44	$5.57	$5.45	$5.38	$5.80
Total Return(b):	3.60%	8.60%	7.96%	(1.39)%	10.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,295,643	$1,382,192	$1,302,432	$1,218,179	$1,347,911
Average net assets (000)	$1,328,272	$1,344,300	$1,180,916	$1,290,432	$1,355,610
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	0.80%	0.81%	0.82%	0.83%	0.82%
Expenses before waivers and/or expense reimbursement(d)	0.80% (e)	0.81%	0.82%	0.85%	0.87%
Net investment income (loss)	5.75%	5.99%	6.18%	5.88%	5.78%
Portfolio turnover rate(f)	44%	40%	28%	48%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(e)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

76

Class B Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.56	$5.44	$5.37	$5.80	$5.60
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.30	0.29	0.30	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12)	0.13	0.09	(0.42)	0.23
Total from investment operations	0.17	0.43	0.38	(0.12)	0.53
Less Dividends:
Dividends from net investment income	(0.30)	(0.31)	(0.31)	(0.31)	(0.33)
Net asset value, end of year	$5.43	$5.56	$5.44	$5.37	$5.80
Total Return(b):	3.10%	8.07%	7.43%	(2.06)%	9.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$124,044	$163,904	$188,011	$215,462	$259,756
Average net assets (000)	$142,113	$173,630	$191,578	$235,221	$239,412
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.26%	1.30%	1.32%	1.33%	1.32%
Expenses before waivers and/or expense reimbursement	1.26% (d)	1.30%	1.32%	1.33%	1.32%
Net investment income (loss)	5.27%	5.49%	5.67%	5.38%	5.27%
Portfolio turnover rate(e)	44%	40%	28%	48%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund	77

Financial Highlights (continued)

Class C Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.56	$5.44	$5.37	$5.80	$5.59
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.29	0.28	0.29	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	0.12	0.08	(0.42)	0.23
Total from investment operations	0.15	0.41	0.36	(0.13)	0.52
Less Dividends:
Dividends from net investment income	(0.28)	(0.29)	(0.29)	(0.30)	(0.31)
Net asset value, end of year	$5.43	$5.56	$5.44	$5.37	$5.80
Total Return(b):	2.86%	7.80%	7.16%	(2.31)%	9.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$249,818	$266,881	$250,106	$236,533	$270,142
Average net assets (000)	$258,579	$260,724	$224,095	$254,515	$258,825
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.50%	1.56%	1.57%	1.58%	1.57%
Expenses before waivers and/or expense reimbursement	1.50% (d)	1.56%	1.57%	1.58%	1.57%
Net investment income (loss)	5.04%	5.24%	5.42%	5.13%	5.03%
Portfolio turnover rate(e)	44%	40%	28%	48%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

78

Class R Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.57	$5.45	$5.38	$5.80	$5.60
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.32	0.31	0.31	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	0.12	0.08	(0.40)	0.22
Total from investment operations	0.17	0.44	0.39	(0.09)	0.54
Less Dividends:
Dividends from net investment income	(0.31)	(0.32)	(0.32)	(0.33)	(0.34)
Net asset value, end of year	$5.43	$5.57	$5.45	$5.38	$5.80
Total Return(b):	3.10%	8.33%	7.70%	(1.63)%	9.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$71,841	$64,518	$57,520	$51,716	$57,502
Average net assets (000)	$71,368	$61,642	$50,921	$54,089	$55,379
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.09%	1.06%	1.07%	1.08%	1.07%
Expenses before waivers and/or expense reimbursement	1.34% (d)	1.31%	1.32%	1.33%	1.32%
Net investment income (loss)	5.46%	5.74%	5.93%	5.63%	5.53%
Portfolio turnover rate(e)	44%	40%	28%	48%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund	79

Financial Highlights (continued)

Class Z Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.58	$5.46	$5.39	$5.82	$5.62
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.34	0.34	0.34	0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12)	0.13	0.08	(0.41)	0.22
Total from investment operations	0.21	0.47	0.42	(0.07)	0.57
Less Dividends:
Dividends from net investment income	(0.34)	(0.35)	(0.35)	(0.36)	(0.37)
Net asset value, end of year	$5.45	$5.58	$5.46	$5.39	$5.82
Total Return(b):	3.87%	8.89%	8.26%	(1.29)%	10.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,670,684	$2,912,057	$2,661,635	$1,510,074	$1,336,453
Average net assets (000)	$3,176,813	$2,808,766	$1,842,948	$1,394,662	$1,254,191
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.57%	0.58%	0.57%
Expenses before waivers and/or expense reimbursement	0.55% (d)	0.55%	0.57%	0.58%	0.57%
Net investment income (loss)	6.01%	6.25%	6.44%	6.13%	6.02%
Portfolio turnover rate(e)	44%	40%	28%	48%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

80

Class R2 Shares
	December 27, 2017(a) through August 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.52
Income (loss) from investment operations:
Net investment income (loss)	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.07)
Total from investment operations	0.14
Less Dividends:
Dividends from net investment income	(0.22)
Net asset value, end of period	$5.44
Total Return(c):	2.53%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,395
Average net assets (000)	$967
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91%	(e)
Expenses before waivers and/or expense reimbursement	3.42%	(e)
Net investment income (loss)	5.89%	(e)
Portfolio turnover rate(f)	44%	(g)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Not annualized.

See Notes to Financial Statements.

PGIM High Yield Fund	81

Financial Highlights (continued)

Class R4 Shares
	December 27, 2017(a) through August 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.52
Income (loss) from investment operations:
Net investment income (loss)	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.07)
Total from investment operations	0.15
Less Dividends:
Dividends from net investment income	(0.23)
Net asset value, end of period	$5.44
Total Return(c):	2.71%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,963
Average net assets (000)	$372
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.66%	(e)
Expenses before waivers and/or expense reimbursement	7.16%	(e)
Net investment income (loss)	6.17%	(e)
Portfolio turnover rate(f)	44%	(g)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Not annualized.

See Notes to Financial Statements.

82

Class R6 Shares
	Year Ended August 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.57	$5.46	$5.39	$5.81	$5.61
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.35	0.34	0.35	0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	0.12	0.08	(0.41)	0.23
Total from investment operations	0.21	0.47	0.42	(0.06)	0.58
Less Dividends:
Dividends from net investment income	(0.34)	(0.36)	(0.35)	(0.36)	(0.38)
Net asset value, end of year	$5.44	$5.57	$5.46	$5.39	$5.81
Total Return(b):	4.00%	8.82%	8.36%	(1.01)%	10.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,105,086	$1,517,154	$327,725	$58,416	$14,336
Average net assets (000)	$1,880,226	$988,188	$178,565	$44,388	$10,563
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.42%	0.42%	0.45%	0.46%	0.46%
Expenses before waivers and/or expense reimbursement	0.42% (d)	0.42%	0.45%	0.46%	0.46%
Net investment income (loss)	6.14%	6.35%	6.61%	6.27%	6.12%
Portfolio turnover rate(e)	44%	40%	28%	48%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective September 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund	83

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 15:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM High Yield Fund (formerly Prudential High Yield Fund) (the Fund), a series of Prudential Investment Portfolios, Inc. 15, including the schedule of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended August 31, 2018, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 16, 2018

84

Federal Income Tax Information (unaudited)

For the year ended August 31, 2018, the Fund reports the maximum amount allowable but not less than 84.88% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2018.

PGIM High Yield Fund	85

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (60) Board Member Portfolios Overseen: 91	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon (66) Board Member Portfolios Overseen: 91	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (66) Board Member Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM High Yield Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Barry H. Evans (57) Board Member Portfolios Overseen: 90	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 91	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Independent Director Kabbage, Inc. (since July 2018) (financial services).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017
Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 91	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (75) Board Member Portfolios Overseen: 91	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM High Yield Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Brian K. Reid (56)# Board Member Portfolios Overseen: 90	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (56) Board Member & President Portfolios Overseen: 91	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen: 91	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
Grace C. Torres* (59) Board Member Portfolios Overseen: 90	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM High Yield Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004
Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018
Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

PGIM High Yield Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Fund1 (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21. 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments

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and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of

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fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual fund operating expenses to exceed 0.91% for Class R2 shares and 0.66% for Class R4 shares through December 31, 2019.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM High Yield Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM HIGH YIELD FUND

SHARE CLASS	A	B	C	R	Z	R2	R4	R6*
NASDAQ	PBHAX	PBHYX	PRHCX	JDYRX	PHYZX	PHYEX	PHYGX	PHYQX
CUSIP	74440Y108	74440Y207	74440Y306	74440Y603	74440Y801	74442J604	74442J703	74440Y884

* Formerly known as Class Q shares.

MF110E

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2018 and August 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $87,134 and $81,321 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2018 and August 31, 2017: none.

(c) Tax Fees

For the fiscal years ended August 31, 2018 and August 31, 2017: none.

(d) All Other Fees

For the fiscal years ended August 31, 2018 and August 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2018 and August 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2018 and August 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 15

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 16, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	October 16, 2018